===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Sierra Pacific Resources
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                    [LOGO OF SIERRA PACIFIC RESOURCES(TM)]


Michael R. Niggli
Chairman of the Board
and Chief Executive Officer                                      April 14, 2000



To Our Stockholders:

  On behalf of the Board of Directors, I am pleased to invite you to attend the 2000 Annual Meeting of the Stockholders of Sierra Pacific Resources, which will be held at 10:00 a.m., Pacific Daylight Time, on Monday, June 19, 2000, at the Reno Hilton Hotel, 2500 East Second Street, Reno, Nevada. The formal notice of the Annual Meeting is set forth on the next page.

  The matters to be acted upon at the meeting are described in the attached Proxy Solicitation Statement. During the meeting, you and other stockholders will have the opportunity to ask questions and comment on the Company's operations. Directors, officers, and other employees of the Company will be made available to visit with you before and after the formal meeting to answer whatever questions you may have. In addition to the matters set forth herein, we will also discuss 1999 financial results and our strategic plan for meeting the challenges and seizing the opportunities made available from the profound changes taking place in our industry. Refreshments will be provided before and after the meeting.

  Your views and opinions are very important to the Company. Whether or not you are able to be present at the Annual Meeting, we would appreciate it if you would please review the enclosed Annual Report and Proxy Solicitation Statement. Regardless of the number of shares you own, please execute your proxy card and promptly return it to us in the postpaid envelope.

  We greatly appreciate the interest expressed by our stockholders, and we are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and urge you to return your proxy card as soon as possible.

                                                       Sincerely,

                                                       /s/ Michael R. Niggli

                            SIERRA PACIFIC RESOURCES
                                 6100 Neil Road
                               Reno, Nevada 89511

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 19, 2000

                                   __________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sierra Pacific Resources will be held at the Reno Hilton Hotel, 2500 East Second Street, Reno, Nevada, on Monday, June 19, 2000, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

     (1) To elect four members of the Board of Directors to serve until the Annual Meeting in 2003, or until their successors are elected and qualified.

     (2) To consider approving the amendment to the Executive Long-Term Incentive Plan;

     (3) To consider approving the amendment to the 1992 Non-Employee Director Stock Plan;

     (4) To consider approving the amendment to Restatement No. 1 of the Employee Stock Purchase Plan;

     (5) To transact such other business as may properly come before the meeting, and any or all adjournments thereof;

all as set forth in the Proxy Statement accompanying this notice.

     Only holders of record of Common Stock at the close of business on March 24, 2000, will be entitled to vote at the meeting, and any or all adjournments thereof. The transfer books will not be closed.

     Your continued interest as a stockholder in the affairs of your Company, its growth and development is greatly appreciated by the directors, officers and employees who serve you.

                                   By Order of the Board of Directors

                                   WILLIAM E. PETERSON, Secretary

DATED:  April 14, 2000

IF YOU ARE A HOLDER OF COMMON STOCK OF THE COMPANY AND DO NOT EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, IT WILL BE HELPFUL TO US IF YOU WILL READ THE ACCOMPANYING PROXY STATEMENT, THEN MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, AS EARLY AS POSSIBLE.

We thank you for your cooperation.

MAILING ADDRESS:
      P. O. Box 30150

                           SIERRA PACIFIC RESOURCES
                                6100 Neil Road
                              Reno, Nevada 89511

                                PROXY STATEMENT

                                _______________
                                    General

     This proxy statement is furnished to the holders of Common Stock of Sierra Pacific Resources (hereinafter referred to as the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders to be held on Monday, June 19, 2000. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Every properly signed proxy will be voted.

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised at the meeting, by written notice to the Secretary of the Company, by sending a later dated proxy, or by revoking it in person at the meeting.

     The Company will bear the cost of solicitation of proxies by management, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock. In addition to the use of mail, proxies may be solicited by personal interview, by telephone, by telegraph or electronic wireless medium, or by certain employees without compensation. Beacon Hill Partners, Inc., will assist in the solicitation of proxies at an estimated cost of $4,000. The approximate date on which this proxy statement and the enclosed proxy will first be sent to stockholders is April 14, 2000.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     Only holders of Common Stock of record on the stock transfer books of the Company at the close of business on March 24, 2000 (the "record date") will be entitled to vote at the meeting. There were 78,419,949 shares of Common Stock outstanding on the record date. Each share of Common Stock is entitled to one vote and a fraction of a share is entitled to the appropriate fraction of a share vote. Under the Company's By-Laws, a majority of the shares issued and outstanding and entitled to vote will constitute a quorum, and a majority of the voting power of shares represented at the meeting will be sufficient to elect Directors. Abstentions and broker non-votes will be counted for purposes of determining a quorum and the number of shares which will constitute a majority of the voting power represented at the meeting. Since a majority of the voting power represented at the meeting is required to approve most proposals and to elect directors, abstentions will have the practical effect of a vote against a proposal.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

     All Directors elected at the meeting will serve a three-year term ending at the Annual Meeting in 2003, or until their successors are elected and qualified. The shares represented by the enclosed proxy will be voted to elect the four Nominees unless such authority has been withheld. If any Nominee becomes unavailable for any reason, which is not anticipated, the shares represented by the enclosed proxy may be voted for such other persons as may be selected by the Board of Directors of the Company.

     The following information is furnished with respect to each Nominee for election as a Director and for each Director whose term of office will continue after the meeting.

Name of Director                                          Principal Occupation                           Director
And Nominee                     Age                        During Last 5 Years                            Since
--------------------------------------------------------------------------------------------------------------------
NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS EXPIRING IN 2003

Edward P. Bliss                  66  Consultant, Scudder Kemper Investment Co.; Retired Partner,                1990
                                     Loomis, Sayles & Co., Inc., an investment counsel firm in
                                     Boston, Massachusetts.  He is also a director of Seaboard Oil
                                     Company of Midland, Texas.

Mary Lee Coleman                 62  President, Coleman Enterprises.  She also serves on the Board              1980*
                                     of First Dental Health Inc.

Theodore J. Day                  50  Senior Partner, Hale Day Gallagher Co., a real estate                      1987
                                     brokerage and investment company.

Jerry E. Herbst                  61  Chief Executive Officer of Terrible Herbst, Inc.  He is a                  1990*
                                     partner of Coast Resorts.


                                                          Principal Occupation                         Director
Name of Director                Age                        During Last 5 Years                           Since
-------------------------------------------------------------------------------------------------------------------
DIRECTORS WHOSE TERM EXPIRES IN 2001

James R. Donnelley               64  Vice Chairman of the Board of R.R. Donnelley & Sons Company               1987
                                     since July 1990. He has been a director of that company since
                                     1976.  He is also a director of Pacific Magazines & Printing
                                     Limited and Chairman of the Board of National Merit
                                     Scholarship Corporation.

John L. Goolsby                  57  Retired President/Chief Executive Officer of Howard Hughes                1991*
                                     Corporation (real estate investment and land development
                                     companies).  He also serves as a Director of America West
                                     Holdings Corporation.

Malyn K. Malquist                47  President and Chief Operating Officer since July 1999.                    1998
                                     Previously Chairman, Chief Executive Officer of the Company
                                     before the merger with Nevada Power Company.

John F. O'Reilly                 53  Chairman and Chief Executive Officer of the law firm of                   1995*
                                     Keefer, O'Reilly, Ferrario & Lubbers, a full service law firm.
                                     Also Chairman of the Board, NTS Development Company.

                                                              Principal Occupation                      Director
Name of Director                Age                            During Last 5 Years                        Since
--------------------------------------------------------------------------------------------------------------------
DIRECTORS WHOSE TERM EXPIRES IN 2002

Krestine M. Corbin               62  President and Chief Executive Officer of Sierra Machinery                  1989
                                     Incorporated since 1984 and a director of that company since
                                     1980.  She also serves on the Twelfth Federal Reserve Bank
                                     District Board.

Fred D. Gibson, Jr.              72  Retired Chairman, President and Chief Executive Officer of                 1978*
                                     American Pacific Corporation.  He also serves as a Director of
                                     Cashman Equipment and American Pacific Corporation.

James L. Murphy                  71  Certified public accountant and retired partner of and                     1992
                                     consultant to Grant Thornton, L.L.P., an international
                                     accounting and management consulting firm.  He is owner,
                                     independent trustee and general manager of several real estate development projects and numerous rental properties.  He is also a retired Colonel of the United States Air Force Reserve.

Michael R. Niggli                50  Chairman and Chief Executive Officer of the Company since July             1998*
                                     1999.  Previously Chairman and Chief Executive Officer of
                                     Nevada Power Company since 1999.  He joined the Company in
                                     1998.

Dennis E. Wheeler                57  Chairman, President and Chief Executive Officer of Coeur                   1990
                                     d'Alene Mines Corporation since 1986.


     All Directors of Sierra Pacific Resources are Directors of its wholly owned subsidiaries, Sierra Pacific Power Company and Nevada Power Company. Of the other wholly owned subsidiaries, Messrs. Malquist and Murphy are Directors of Lands of Sierra, Inc.; Messrs. Day and Niggli are Directors of Tuscarora Gas Pipeline Company; Mr. Malquist is a Director of Sierra Gas Holdings Company, Sierra Water Development Company, Tuscarora Gas Operating Company, Pinon Pine Corp., Pinon Pine Investment Co., and GPSF-B; and Mr. Niggli is a director of Sierra Pacific Energy Company and Nevada Electric Investment Company ("NEICO").

* Served as a Director of Nevada Power Company prior to its merger with Sierra Pacific Resources in July 1999.

                              PROPOSAL NUMBER TWO
              AMENDMENT TO THE EXECUTIVE LONG-TERM INCENTIVE PLAN

     The Board of Directors has approved and recommends that the stockholders approve an amendment to the Executive Long-Term Incentive Plan (the "Executive Plan") to increase the number of shares of Common Stock available for grant under the Executive Plan by 1,000,000 shares, for a total of 1,750,000 shares subject to award thereunder.

     On July 28, 1999, the Company completed the merger with Nevada Power Company. Following the merger, a number of officers and key employees who had previously held positions with Nevada Power Company, and many of whom had participated in Nevada Power's long-term incentive plan, became eligible to participate in the Company's Executive Plan. In order to make that participation possible, it is necessary to increase the number of shares available for issuance under the Executive Plan.

     Accordingly, on July 13, 1999, the Board of Directors adopted a resolution amending the Executive Plan, subject to stockholder approval, to increase the number of shares authorized for issuance thereunder by 1,000,000. If the proposed amendment is approved, there will be 1,750,000 shares available for issuance under the Executive Plan. The Executive Plan, as amended, is attached as Annex A.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock represented at the Annual Meeting is required to approve the adoption of the amendment to the Executive Plan. The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Executive Plan.

Summary of Material Provisions of the Executive Plan

     The following is a summary of the material provisions of the Executive Plan as amended by Proposal No. 2, which is qualified in its entirety by reference to the Executive Plan, as amended.

     Purpose. The purpose of the Executive Plan is to promote the success and
     -------
enhance the value of the Company by linking participants' personal interests with those of the Company's stockholders by providing participants with an incentive for outstanding performance.

     Administration of the Plan.  The Executive Plan is administered by the
     --------------------------
Human Resources Committee of the Company's Board of Directors (which consists exclusively of outside Directors) or by such other committee consisting of not less than two (2) non-employee Directors appointed by the Board of Directors (the "Committee"). The Committee will be comprised solely of Directors qualified to administer the Executive Plan pursuant to Rule 16b-3(c)(2) of the Securities Exchange Act of 1934 (the "Exchange Act").

     Shares Subject to the Plan.  The Executive Plan authorizes the grant of up
     --------------------------
to 1,750,000 shares(including the 1,000,000 shares requested in this proposal) of the Company's Common Stock, of which no more than 466,667 shares can be issued pursuant to Restricted Stock grants and no more than 583,333 shares can be issued pursuant to Bonus Stock grants.

     If any corporate transaction occurs which causes a change in the Company's capitalization, the Committee shall make such adjustments to the number and class of Shares delivered, and the number and class and/or price of Shares subject to outstanding awards granted under the Executive Plan as appropriate and equitable to prevent dilution or enlargements of participants' rights.

     Eligibility and Participation.  Employees eligible to participate in the
     -----------------------------
Executive Plan include officers and key employees of the Company and its subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees. To meet the requirements of Section 162(m) of the Internal Revenue Code, there are several generally more restrictive Executive Plan provisions which apply only to "Executive Officers," as defined in the Executive Plan. At this time, the approximate number of Employees eligible to participate under the Executive Plan is 13.

     Amendment and Termination of the Plan.  In no event may any award under the
     -------------------------------------
Executive Plan be granted on or after January 1, 2004. The Board may amend, modify or terminate the Executive Plan at any time; provided that no amendment requiring shareholder approval for the Executive Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

Awards under the Executive Plan.
-------------------------------

     Stock Options. The Committee may grant incentive stock options ("ISOs"),
     -------------
nonqualified stock options ("NQSOs"), or a combination thereof under the Executive Plan. The option price for each such grant of Options shall be at least equal to 100% of the fair market value of a share of the Company's stock on the date the option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option is exercisable later than the tenth (10th) anniversary of its grant. Simultaneous with the grant of an Option, a participant may receive dividend equivalents, which entitle him to a contingent right to receive the value of the dividend paid with respect to the number of shares held under option from the date of grant to the date of exercise. The value of such dividend equivalent shall accrue, and shall be paid, in cash, only in the event the fair market value of the option share exceeds the option price on the exercise date.

     Options granted under the Executive Plan are exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no Option may be exercisable prior to six (6) months following its grant. The Option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, or in a combination of cash and shares. The Committee may allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities laws.

     Options may only be transferred under the laws of descent and distribution, and during his or her lifetime shall be exercisable only by the participant or his or her legal representative. Each Option Award Agreement shall specify the participant's rights in the event of termination of employment.

     Stock Appreciation Rights ("SARs").  SARs granted under the Executive Plan
     ----------------------------------
may be in the form of Freestanding SARs, Tandem SARs or a combination thereof. The maximum number of stock options or SARs which may be granted to any one participant under the Plan is 150,000. The grant price of a Freestanding SAR shall be equal to the fair market value of a share of Common Stock on the date of grant. The grant price of a Tandem SAR shall be equal to the option price of the related Option. No SAR granted under the Executive Plan may be exercisable prior to six (6) months following its grant. The term of any SAR granted under the Executive Plan shall be determined by the Committee, provided that such term may not exceed ten (10) years.

     Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee. A Tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related Option is exercisable. Tandem SARs granted in connection with an ISO shall expire no later than the expiration of the ISO, the value of the payout for such SARs may be no more than one hundred percent (100%) of the difference between the ISO Option Price and the fair market value of the shares subject to such ISO at exercise, and may be exercised only when the fair market value of the shares subject to the ISO exceeds the ISO Option Price.

     Upon exercise, a participant will receive the difference between the fair market value of a share of Common Stock on the date of exercise and the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares having a fair market value of the SAR being exercised, or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of Section 16 of the Exchange Act.

     SARS may only be transferred under the laws of descent and distribution, and during his or her lifetime shall be exercisable only by the participant or his or her legal representative. Each SAR Award Agreement shall specify the participant's rights in the event of termination of employment.

     Restricted Stock.  Restricted Stock may be granted in such amounts and
     ----------------
subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

     Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee; provided, however, that in no event may Restricted Stock granted under the Executive Plan vest prior to six (6) months following the date of its grant.

     Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the restriction period, and shall be credited with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. All dividends credited shall be paid within forty-five (45) days following the full vesting of the shares of Restricted Stock to which such dividends or other restrictions relate. The Committee shall establish vesting period procedures applicable in the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) of the Exchange Act.

     All rights with respect to Restricted Stock shall be available only during a participant's lifetime, and each SAR Award Agreement shall specify the participant's right to receive unvested Restricted Shares in the event of termination of employment.

     Performance Shares and Performance Units.  Performance Share and
     ----------------------------------------
Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee sets performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Units/Shares that will be paid out to participants. Performance periods shall, in all cases, exceed six (6) months in length.

     Participants receive payment of the value of Performance Shares Units earned in cash and/or shares of Common Stock which have an aggregate fair market value equal to the value of the earned Performance Shares after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Participants are entitled to receive dividends declared with respect to Shares earned in connection with Performance Unit/Share grants earned but not yet distributed, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above. At the discretion of the Committee, participants may be entitled to exercise voting rights with respect to such shares.

     For purposes of grants to Named Executive Officers, performance measures are chosen from among alternatives selected by the Committee, which are tied to increasing long-term shareholder value. The maximum payout to any Named Executive Officer with respect to Performance Units and/or Performance shares granted in any one (1) fiscal year is one million dollars ($1,000,000).

     In the event a participant's employment is terminated by reason of death, disability, or retirement during a performance period, the participant shall receive a prorated payout of the Performance Units and Performance Shares at the same time as payments are made to participants who did not terminate employment. In the event employment is terminated for any other reason, all Performance Units and Performance Shares shall be forfeited.

     Performance Units and Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights under the Executive Plan shall be exercisable only by the participant during his or her lifetime.

     Bonus Stock.  The Committee may grant other awards which may include,
     -----------
without limitation, the grant of shares based on certain conditions, the payment of cash based on performance criteria, and the payment of shares in lieu of cash under other Company incentive bonus programs, in such manner and at such times as the Committee determines.

     Change in Control.  As of the effective date of a Change in Control, as
     -----------------
defined in the Executive Plan, (i) any option or SAR outstanding shall become immediately exercisable; (ii) any restriction periods and restrictions imposed on Restricted Stock shall lapse; (iii) the target payout opportunity attainable under outstanding Restricted Stock, Performance Units, Performance Shares and Bonus Stock shall be deemed to have been fully earned for the entire performance period(s); (iv) vesting of all Awards denominated in shares shall be accelerated; and (v) a pro rata portion of all targeted cash payout opportunities associated with cash-based awards shall be paid. There shall not, however, be any accelerated payout with respect to awards of Restricted Stock, Performance Units, Performance Shares and/or Bonus Stock granted less than six
(6) months prior to the Change in Control. Subject to the terms of the Executive Plan, the Committee may, in its discretion, make any other modifications to any Awards as it deems appropriate before the effective date of such transaction.

     Federal Income Tax Consequences.  The following brief description of the
     -------------------------------
tax consequences of awards under the Executive Plan is based upon present Federal tax laws and does not purport to be a complete description of the Federal tax consequences of the Executive Plan. This description does not address state, municipal or Foreign tax laws, and does not address the circumstances of special classes or individual circumstances of participants, including, without limitation, Foreign persons.

     There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of an option. On exercise of an ISO, the optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or a year of the date of exercise, the optionee will recognize ordinary income and the Company will be entitled to a deduction for tax purposes in an amount equal to the lesser of (1) the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price, or (2) the optionee's actual gain on sale. Otherwise the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee upon disposition of such shares will be treated as long-term capital gain or loss for the optionee, but will have no tax consequences for the Company.

     The grant of a SAR or performance share award will not result in income for the grantee or a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount. An award of Restricted Shares will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture (unless the grantee elects otherwise). At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for such shares and the Company will be entitled to a tax deduction in the same amount. Dividends paid on Restricted Shares will be treated as compensation for Federal tax purposes until such time as the shares are no longer subject to forfeiture.

     Under current Federal income tax law, participants will realize ordinary income, as discussed above, in the year of receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, as discussed above, provided that the Executive Plan satisfies the requirements of
Section 162(m) of the Internal Revenue Code (the "code"), which limits the deductibility of compensation paid to certain corporate executives which is not "performance-based." It is the Company's intention that the Executive Plan be drafted and administered in a manner that maximizes the deductibility of compensation for the Company under Code Section 162(m).

                             PROPOSAL NUMBER THREE
              AMENDMENT TO 1992 NON-EMPLOYEE DIRECTOR STOCK PLAN

     The Board of Directors has approved and recommends that the stockholders approve an amendment to the 1992 Non-Employee Director Stock Plan (the "Non-Employee Director Plan") to increase the number of shares of Common Stock available for grant under the Non-Employee Director Plan by 100,000 shares, for a total of 150,000 shares subject to award thereunder.

     On July 28, 1999, the Company completed the merger with Nevada Power Company and added seven directors who had previously been directors of Nevada Power Company. In order to make the Non-Employee Director Plan available to these new directors as well as the continuing directors of the Company, it is necessary to increase the number of shares available for issuance under the Non-Employee Director Plan.

     Accordingly, on July 13, 1999, the Board of Directors adopted a resolution amending the Non-Employee Director Plan, subject to stockholder approval, to increase the number of shares authorized for issuance thereunder by 100,000. If the amendment is approved, there will be 150,000 shares available for issuance under the Non-Employee Director Plan. The Non-Employee Director Plan, as amended, is attached as Annex B.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock represented at the Annual Meeting is required to approve the adoption of the amendment to the Non-Employee Director Plan. The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Non-Employee Director Plan.

Summary of Material Provisions of the Non-Employee Director Plan
----------------------------------------------------------------

     The following is a summary of the material provisions of the Non-Employee Director Plan as amended by Proposal No. 3, which is qualified in its entirety by reference to the Non-Employee Director Plan, as amended.

     Purpose. The purpose of the Non-Employee Director Plan is to provide
     -------
ownership of the Company's Common Stock to non-employee members of the Board of Directors in order to improve the

Company's ability to attract and retain highly qualified individuals to serve as directors of the Company, to provide competitive compensation for service on the Board of Directors, and to strengthen the commonality of interest between directors and stockholders.

     Shares.  The Non-Employee Director Plan authorizes the issuance of up to
     ------
150,000 shares of Common Stock. The Common Stock issued under the Non-Employee Director Plan shall consist of authorized unissued shares.

     Administration.  A Committee of three or more persons who are not eligible
     --------------
to participate in the Non-Employee Director Plan administers the Non-Employee Director Plan. The Committee has full power and authority to determine all questions of fact that may arise under the Non-Employee Director Plan, to interpret the Non-Employee Director Plan and to make all other determinations necessary or advisable for the administration of the Non-Employee Director Plan, and to prescribe, amend, and rescind rules and regulations relating to the Non-Employee Director Plan. All interpretations, determinations and actions by the Committee will be final, conclusive and binding upon all parties.

     Participation.  All Non-Employee Directors must participate in the Non-
     -------------
Employee Director Plan. If any Non-Employee Director owns shares of Common Stock representing more than five percent of the total combined voting power of all classes of stock of the Company, he or she shall be ineligible to receive a Stock Payment. As of April 1, 2000, there are 11 Non-Employee Directors eligible to participate in the Non-Employee Director Plan.

     Determination of Annual Retainers and Stock Payments.  The Board of
     ----------------------------------------------------
Directors determines the Annual Retainer for all Non-Employee Directors. Immediately following the date of the Annual Meeting of stockholders, each Non-Employee Director receives a Stock Payment as a portion of the Annual Retainer. The number of shares to be issued to each Non-Employee Director as a Stock Payment is determined by dividing the applicable Market Price into the amount of the Annual Retainer in excess of $10,000. The cash portion of the Annual Retainer is paid to Non-Employee Directors at such times and in such manner as determined by the Board of Directors.

     Election to Increase Amount of Stock Payment.  In lieu of receiving the
     --------------------------------------------
cash portion of his or her Annual Retainer, a Non-Employee Director may make an election to reduce such Annual Retainer by a specified dollar amount and have such amount applied to purchase additional shares of Common Stock.

     Election to Defer Receipt of Stock Payment.  In lieu of receiving the Stock
     ------------------------------------------
Payment, a Non-Employee Director may make an election to defer such receipt until he or she ceases to be a Non-Employee Director. With respect to such deferred shares, the Non-Employee Director is not a shareholder, has no vote and does not receive cash dividends.

     Adjustments for Changes in Capitalization.  If any corporate transaction
     -----------------------------------------
occurs which causes a change in the Company's capitalization, the maximum number of shares/or kind of shares that may be issued under the Non-Employee Director Plan may be appropriately adjusted by the Committee.

     Amendment and Termination.  The Board of Directors will have the power to
     -------------------------
amend, suspend or terminate the Non-Employee Director Plan at any time.
However, no amendment to the Non-Employee Director Plan shall, without the approval of the stockholders, change the class of persons eligible to receive a Stock Payment under the Non-Employee Director Plan, materially increase the benefits accruing to Non-Employee Directors under the Non-Employee Director Plan, or increase the number of shares of Common Stock which may be issued under the Non-Employee Director Plan.

     Federal Income Tax Consequences.  The following brief description of the
     -------------------------------
tax consequences of awards under the Non-Employee Director Plan is based upon present Federal tax laws and does not purport to be a complete description of the Federal tax consequences of the Non-Employee Director Plan.

This description does not address state, municipal or Foreign tax laws, and does not address the circumstances of special classes or individual circumstances of participants, including, without limitation, Foreign persons.

     A Non-Employee Director who receives shares of Common Stock will recognize ordinary compensation income in the amount of the fair market value of such shares as of the date of receipt and any cash received in lieu of fractional shares. In addition, the Company will be entitled to a deduction for the amount included in the income of a Non-Employee Director.

                      PROPOSAL NUMBER FOUR - AMENDMENT TO
             RESTATEMENT NO. 1 TO THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has approved and recommends that the stockholders approve an amendment to Restatement No. 1 to the Employee Stock Purchase Plan (the "Employee Stock Plan") to increase the number of shares of Common Stock available for sale under the Employee Stock Plan by 700,000 shares, for a total of 900,162 shares subject to sale thereunder.

     On July 28, 1999, the Company completed the merger with Nevada Power Company. As a result of the merger, the employees of Nevada Power Company became eligible to participate in the Company's Employee Stock Plan. In order to make this participation possible and to continue to be able to offer shares to employees of Sierra Pacific Power Company and other subsidiaries of the Company, it is necessary to increase the number of shares available for issuance under the Employee Stock Plan.

     Accordingly, on July 13, 1999, the Board of Directors adopted a resolution approving an amendment to the Employee Stock Plan, subject to stockholder approval, to increase the number of shares authorized for sale thereunder by 700,000. If the amendment is approved, there will be 900,162 shares available for sale under the Employee Stock Plan. Restatement No. 1 to the Employee Stock Plan, as amended, is attached as Annex C.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock represented at the Annual Meeting is required to approve the amendment to the Employee Stock Plan. The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Employee Stock Plan.

Summary of Material Provisions of the Employee Stock Plan
---------------------------------------------------------

     The following is a summary of the material provisions of the Employee Stock Plan as amended by Proposal No. 4, which is qualified in its entirety by reference to the Employee Stock Plan, as amended.

     Purpose. The purpose of the Employee Stock Plan is to provide eligible
     -------
employees of the Company and any subsidiary thereof with the opportunity to become stockholders of the Company.

     Shares.  There are 900,162 shares of Common Stock available for sale under
     ------
the Employee Stock Plan. The Common Stock sold under the Employee Stock Plan shall consist of either authorized unissued shares or shares heretofore or hereafter reacquired by the Company.

     Eligibility.  After six months service with the Company, all employees
     -----------
whose customary employment is in excess of 20 hours per week and more than five months per year are eligible to participate in the Employee Stock Plan. However, no employee may participate in the Employee Stock Plan who owns five percent or more of the total combined stock of the Company. On April 1, 2000, there are approximately 3,350 employees eligible to participate in the Employee Stock Plan.

     Payment Periods.  The six-month periods, June 1 to November 30 and December
     ---------------
1 to May 31, are the Payment Periods during which payroll deductions will be accumulated under the Employee Stock Plan. The first day of each Payment Period is the Offering Commencement Date and the last day of each Payment Period is the Offering Exercise Date.

     Granting Stock Options.  Twice each year on the Offering Commencement Date,
     ----------------------
the Company will grant to each eligible employee an option to purchase on the Offering Exercise Date at the Option Price such number of full shares as such employee's payroll deductions permit. The Option Price for each Payment Period is the lesser of (1) 90% of the closing price of such shares on the Offering Commencement Date or (2) 100% of the closing price of such shares on the Offering Exercise Date.

     Changes in Capitalization.  In the event of an increase or decrease in the
     -------------------------
number of outstanding shares of Common Stock of the Company through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment will be made in the number of shares and Option Price per share.

     Administration.  The Employee Stock Plan is administered by a Committee
     --------------
appointed by the Board of Directors. Determinations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Employee Stock Plan shall be final, conclusive and binding upon all parties.

     Amendment and Termination.  The Board of Directors reserves the right to
     -------------------------
amend, suspend or terminate the Employee Stock Plan at any time. The Employee Stock Plan shall terminate when all of the unissued shares of stock reserved for the purposes of the Employee Stock Plan have been purchased. No amendment to the Employee Stock Plan shall, without the approval of the stockholders, increase the total number of shares which may be offered under the Employee Stock Plan, materially alter the requirement for participation in the Employee Stock Plan, or materially increase the benefits accruing to participants in the Employee Stock Plan.

     Federal Income Tax Consequences.  The Employee Stock Plan is intended to
     -------------------------------
qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Section 423 provides that no federal income tax is paid by the employee, and the Company is not entitled to a deduction, at either the beginning or end of an offering period. The federal income tax consequences upon disposition of the shares acquired pursuant to an offering under the Employee Stock Plan depend on when such disposition occurs.

     If the disposition occurs after the expiration of both (1) two years from the offering commencement date and (2) one year from the purchase date, and the fair market value of the stock on the date of disposition is higher than the price paid for the stock, the employee will generally recognize compensation taxable as ordinary income equal to the lesser of (a) the excess of the fair market value of the stock on the offering commencement date over the option price, and (b) the excess of the fair market value of the stock at the time of disposition over the price paid for it.

     If the disposition occurs before the expiration of either of the above two dates, the employee will recognize the excess of the fair market value of the stock on the date of the purchase over the option price as compensation taxable as ordinary income even though there may have been no gain on the disposition of the stock. To the extent of reported ordinary income in such case, the Company will be allowed a tax deduction in an equal amount. Any gain recognized in excess of the amount reported as ordinary income will be reported as long-term or short-term capital gain, depending on how long after the purchase date the disposition occurs.

                            DIRECTOR'S COMPENSATION

     Each non-employee Director is paid an annual retainer of $30,000. In keeping with the Board's policy to tie management and director compensation to overall Company performance and to increase Director share ownership, on February 12, 1996, the Board amended the Non-Employee Director Plan to require that a minimum of $20,000 of the annual retainer be paid in Company Stock. Under other provisions of the Non-Employee Director Plan, several non-employee Directors elected to receive more Company Stock than the required minimum. This requirement, adopted by an amendment to the Plan in 1996, increased the minimum amount of the annual retainer Directors must take in Company Stock to 66-2/3%. It also insures that all Directors will have a minimum of $100,000 worth of Company Stock after five years of service. This Plan amendment along with the elimination of the Director Retirement Plan (described below) in 1996 insures that all Directors will always maintain a very substantial shareholder investment in the Company. Non-employee Directors of the Company, its subsidiaries, and members of Board committees are paid $1200 for each Board or Committee meeting attended, not to exceed two meeting fees per day regardless of the number of meetings attended. Directors also receive a full meeting fee or partial meeting fee (depending on distance) for travel to attend meetings away from the Director's home. In consideration for their additional responsibility and time commitments, non-employee Directors serving as Committee Chairpersons are also paid an additional $1,000 quarterly.

     The Company's Retirement Plan for Outside Directors, adopted March 6, 1987, was terminated on June 25, 1996. The actuarial value of the vested benefit as of May 20, 1996, for each Director, was converted into "phantom stock" of the Company at its fair market value on May 20, 1996. The "phantom stock" is held in an account to be paid at the time of the Director's departure from the Board. All "phantom stock" earns dividends at the same rate as listed stock from the date of conversion and is deemed reinvested in additional shares of such stock. In connection with the merger with Nevada Power, which was consummated on July 28, 1999, the retirement plan for outside directors of Nevada Power Company was terminated for all continuing directors. The actuarial value of the vested benefit for such directors as of the date of merger will be converted to phantom stock at its fair market value on that date and held in an account on the same basis and on the same terms and conditions as exists for continuing directors of the Company.

                         BOARD AND COMMITTEE MEETINGS

     The Board of Directors maintains the following standing committees: Audit, Corporate and Civic Responsibility, Human Resources, and Planning and Finance. The Board also establishes ad hoc committees for specific projects when required.

     The Audit Committee was established in July 1992 to review and confer with the Company's independent auditors and to review the Company's internal auditing program and procedures and its financial statements to ensure that its operations and financial reporting are in compliance with applicable laws, regulations and Company policies. The Directors presently serving on the Audit Committee are Mr. Murphy (Chair), Mses. Coleman and Corbin, and Messrs. Bliss, Gibson, and Goolsby. The Audit Committee met five times in 1999.

     The Corporate and Civic Responsibility Committee was formed in July 1999 and, among other things, assumed the duties of the previous Environmental Committee, which was established in 1992. Among its other duties, this Committee oversees the Company's environmental policy and performance and provides guidance to executive management on environmental issues as well as overseeing all other aspects of corporate compliance with applicable law, corporate giving, and legislative and governmental affairs. The Directors presently serving on the Corporate and Civic Responsibility Committee are Mr. Gibson (Chair), Ms. Corbin, and Messrs. Day, O'Reilly and Murphy. The Corporate and Civic

Responsibility Committee met two times in 1999. The former Environmental Committee met one time in 1999.

     The Human Resources Committee was formed in July 1999 and assumed the duties of the former Compensation and Organization Committee, which was formed in 1991. This Committee considers nominations to the Board of Directors as recommended by stockholders or others. To be considered, nominations must be submitted in writing to the Committee in care of the Secretary of the Company. This Committee also reviews Director and executive performance, recommends appointments to Board Committees and reviews and recommends to the Board any changes in directors' fees or compensation adjustments for all officers and executives of the Company. The Committee also oversees the Company's pension and 401K benefit programs and oversees the appointment and discharge and monitors plan money managers. It also reviews and discharges the fiduciary duties delegated to the Committee under the Company's benefit plans. The Directors presently serving on the Human Resources Committee are Mr. Donnelley (Chair), Ms. Coleman, and Messrs. Day, Herbst and Wheeler. The Human Resources Committee met three times in 1999. The former Compensation and Organization Committee met two times in 1999.

     The Planning and Finance Committee was formed in October 1992 to assume the duties and responsibilities of the previously separate Finance and Planning Committees. This Committee reviews and recommends to the Board the long-range goals of the parent and subsidiary Companies, corporate budgeting and the type and amount of financing necessary to meet these goals, objectives, and budgets. It also reviews and monitors risk management policy and implementation. The Directors presently serving on the Planning and Finance Committee are Mr. Goolsby (Chair), Messrs. Bliss, Donnelley, Herbst, O'Reilly and Wheeler. The Planning and Finance Committee met seven times in 1999.

     There were eight regularly scheduled and six special meetings of the Board of Directors held in 1999. The aggregate meeting attendance of all members of the Board was 95% for Board and Committee meetings.

                          SUMMARY COMPENSATION TABLE

     The following table sets forth information about the compensation of each Chief Executive Officer that served in that position during 1999, and each of the four most highly compensated officers for services in all capacities to the Company and its subsidiaries.

---------------------------------------------------------------------------------------------------------------------------
                                                                            Long-Term Compensation
                                                               -----------------------------------------
                                     Annual Compensation                    Awards                Payouts
                           -----------------------------------------------------------------------------
                                                                                 Securities
                                                        Other                      Under-
                                                        Annual    Restricted       Lying
     Name and                                          Compen-       Stock        Options/         LTIP         All Other
    Principal                   Salary      Bonus       Sation      Awards          SARS          Payouts     Compen-sation
     Position         Year       ($)         ($)         ($)          ($)           (#)             ($)            ($)
       (a)            (b)        (c)       (d) (2)     (e) (3)        (f)          (g)(4)         (h)(5)         (i) (6)
---------------------------------------------------------------------------------------------------------------------------
Charles A. Lenzie (1)  1999     133,365      59,375      52,742            0            0        426,972              5,650
Chairman, Chief        1998     461,145     285,500       9,628            0            0        112,489              4,800
Executive Officer,     1997     420,904      89,250       6,866            0            0        128,882              4,750
Director, Nevada
Power Company

Michael R. Niggli (1)  1999     400,000     255,130       1,183            0      123,000        410,306              8,934
Chairman and Chief     1998     353,846     216,000      11,161            0            0        115,399             79,743
Executive Officer

Malyn K. Malquist (1)  1999     352,692     199,875      14,337            0      298,792              0             22,021
President and Chief    1998     292,960     180,900      16,486            0       61,000         85,184             15,805
Operating Officer      1997     212,803      92,198       2,052            0       14,000        101,192             15,279

Steven W. Ragazio      1999     262,075      81,700      60,654            0       36,260        127,712              6,811
Senior Vice            1998     219,462      30,750      13,712            0            0         29,304              4,800
President, Energy      1997     202,269      48,750      11,736            0            0         36,594              4,800
Delivery

Mark A. Ruelle         1999     196,654      86,658       7,389            0       61,292              0              8,565
Senior Vice            1998     192,116      72,843      12.342            0        9,000         50,108              8,974
President, Chief       1997     143,308      65,269       3,808            0        8,384              0             77,329
Financial Officer and
Treasurer

William E. Peterson    1999     200,000      83,053      20,727            0       80,168              0             11,974
Senior Vice            1998     199,385      71,503      18,918            0        9,000         85,184             29,939
President, General     1997     201,757      78,184      17,142            0       10,000        101,192             29,488
Counsel and
Corporate Secretary

Gloria T. Banks-       1999     185,769      57,564      41,358            0       18,220        101,582              7,371
Weddle                 1998     177,222      54,000           0            0            0         29,960              4,514
Vice President,        1997     164,539      25,500           0            0            0              0              3,067
Corporate Services
---------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Mr. Lenzie resigned from his position of Chairman, President and Chief Executive Officer of Nevada Power Company on March 31, 1999, and Mr. Niggli was named Chairman, President and Chief Executive Officer. Mr. Malquist was Chairman, President and Chief Executive Officer of Sierra Pacific Resources until the July 28, 1999, merger, at which time Mr. Malquist was named President and Chief Operating Officer and Mr. Niggli was appointed Chairman of the Board and Chief Executive Officer.
(2) The amounts presented for 1999, and those for SPR executives in 1998 and 1997, represent incentive pay received pursuant to SPR's "pay for performance" team incentive plan approved by shareholders in May, 1994.
(3) For the executives listed, with the exceptions noted below, these amounts include Personal Time Off payouts. For Mr. Lenzie, Mr. Rigazio and Ms. Banks-Weddle, the Personal Time Off payouts were $8,160, $17,881, $5,596 respectively. Also included for these executives is the amount of those perquisites, which in the aggregate, exceeded the lesser of $50,000 or 10% of their salary and bonus. Due to a change in policies after the merger, the NVP executives were either given their company vehicle, or allowed to purchase it at a bargain price. The fair market value and the related tax gross-up, less any amount paid by the executive, if applicable, was included as compensation for their automobiles, $44,582, $42,774, $35,762 respectively.
(4) As a result of the July 28, 1999, merger with Nevada Power Company, all SPR nonqualifying stock options outstanding as of that date were converted at a ratio of 1.44:1. For the pre-merger SPR executives, the 1999 option amounts include the number of new shares issued during the year, as well as the total number of shares that were converted for that employee. For 1998 and 1997, the amounts are the same as those presented in prior years and do not reflect the conversion.
(5) The Long-term incentive payouts for the SPR executives, for the three-year period January 1, 1997, to December 31, 1999, were not approved for payment by the SPR Board of Directors; therefore, zero amounts are shown in 1999 for the pre-merger SPR executives. Nevada Power executives received a lump sum payout of all their performance shares as a result of the July 28, 1999, merger.
(6)  Amounts for All Other Compensation include the following for 1999:

-------------------------------------------------------------------------------------------------------
                    Charles    Michael R.   Malyn K.     Steven W.    Mark A.    William    Gloria T.
   Description         A         Niggli     Malquist      Rigazio     Ruelle       E.         Banks-
                    Lenzie                                                      Peterson      Weddle
-------------------------------------------------------------------------------------------------------
 Company               $5,650      $6,639      $ 6,000       $6,659     $6,000     $6,000        $7,204
 contributions to
 the 401K deferred
 Compensation plan

 Company                                       $14,225                  $2,000     $4,126
 contributions to
 the nonqualified
 deferred
 compensation plan

 Imputed income on                             $   528       $  152     $  176     $  643        $  166
 group term life
 insurance
 premiums paid by
 SPR

 Insurance premiums                $2,294      $ 1,268                  $  389     $1,205
 paid for executive
 term life polices

-------------------------------------------------------------------------------------------------------

                   OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES
                     FOR DIRECTORS, EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS

Voting Stock

     The following table indicates the shares owned by Franklin Resources, Inc., the only person known to Sierra Pacific Resources to be the beneficial owner of more than 5 percent of any class of its voting stock as of March 15, 2000:

                                             Name and Address            Shares         Percent
        Title of Class                      of Benefical Owner     Beneficially Owned  of Class
         Common Stock                     Franklin Resources, Inc.           4,825,550       6.2%

     The table below sets forth the shares of Sierra Pacific Resources Common Stock beneficially owned by each director, nominee for director, the Chief Executive Officer, and the four other most highly compensated executive officers. No director, nominee for director or executive officer owns, nor do the directors and executive officers as a group own, in excess of one percent of the outstanding Common Stock of the Company. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to the shares shown.


                                                        Shares
                                                     Beneficially                    Percent of Total Shares
                                                Owned as of March 15,                   Outstanding as of
     Name of Director or Nominee                         2000                            March 15, 2000
--------------------------------------        ------------------------        -----------------------------------
Edward P. Bliss                                                 22,988
Mary L. Coleman                                                262,656
Krestine M. Corbin                                              16,454
Theodore J. Day                                                 31,429
James R. Donnelley                                              30,129          No director or nominee
Fred D. Gibson                                                   7,708          for director owns in excess
John L. Goolsby                                                  7,965          of one percent.
Jerry E. Herbst                                                  5,100
Malyn K. Malquist                                              158,479
James L. Murphy                                                 18,285
Michael R. Niggli                                               43,867
John F. O'Reilly                                                 4,000
Dennis E. Wheeler                                               13,635
                                              ------------------------
                                                               622,695
                                              ========================

                                                         Shares
                                                      Beneficially                     Percent of Total Shares
                                                      Owned as of                         Outstanding as of
          Executive Officers                         March 15, 2000                        March 15, 2000
---------------------------------------        ------------------------         -----------------------------------
Charles A. Lenzie/(1)/                                            9,475
Malyn K. Malquist                                               158,479
Michael R. Niggli                                                43,867
Steven W. Rigazio                                                20,553           No executive officer owns
Mark A. Ruelle                                                   35,444           in excess of one percent.
William E. Peterson                                              55,993
Gloria T. Banks-Weddle                                            6,839
                                               ------------------------
                                                                330,650
                                               ========================
All directors and executive officers
 as a group (a) (b)  (c)                                        876,275

                                               ========================
---------------------------------------

(1) Mr. Lenzie resigned from his position of Chairman, President and Chief Executive Officer of Nevada Power Company on March 31, 1999, and Mr. Niggli was named Chairman, President and Chief Executive Officer. Mr. Malquist was Chairman, President and Chief Executive Officer of Sierra Pacific Resources until the July 28, 1999, merger, at which time Mr. Malquist was named President and Chief Operating Officer and Mr. Niggli was appointed Chairman of the Board and Chief Executive Officer.
(a) Includes shares acquired through participation in the Employee Stock Purchase Plan and/or 401(k) Plan.
(b) The number of shares beneficially owned includes shares which the Executive Officers currently have the right to acquire pursuant to stock options granted and performance shares earned under the Executive Long-Term Incentive Plan.Shares beneficially owned pursuant to stock options granted to Messrs. Niggli, Malquist, Rigazio, Peterson, Ruelle, Banks-Weddle and directors and executive officers as a group are 34,797, 151,365, 3,433, 50,668, 32,799, 3,433, and 369,503 shares, respectively.Performance shares granted were not earned and therefore not received in 2000.
(c) Included in the shares beneficially owned by the Directors are 71,737 shares of "phantom stock" representing the actuarial value of the Directors' vested benefits in the terminated Retirement Plan for Outside Directors. The "phantom stock" is held in an account to be paid at the time of the Director's departure from the Board.

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows all grants of options to the named executive officers of Sierra Pacific Resources in 1999. Pursuant to Securities and Exchange Commission (the "SEC") rules, the table also shows the present value of the grant at the date of grant.

---------------------------------------------------------------------------------------------------------
                                 Individual Grants (1)
--------------------------------------------------------------------------------------

                                           Percent of
                          Number of          Total
                         Securities       Options/SARs      Exercise                         Grant
                         underlying        Granted to        of Base                          Date
                          Options/         Employees          Price        Expiration       Present
        Name                SARs           in Fiscal         ($/Sh)           Date           Value
         (a)               Granted            Year             (d)            (e)           (f) (2)
                             (b)              (c)
---------------------------------------------------------------------------------------------------------
Charles A. Lenzie                   0                 0              0               0               0

Michael R. Niggli
     08/01/1999 Grant         123,000             14.77%        $26.00      08/01/2009      $  628,530

     Employee Total           123,000             14.77%        $26.00                      $  628,530

Malyn K. Malquist
     08/01/1999 Grant          87,840             10.55%        $26.00      08/01/2009      $  448,862
     01/01/1999 Grant          87,840             10.55%        $24.22      01/01/2009      $  355,752
     01/01/1998 Grant          87,840             10.55%        $24.93      01/01/2008      $  275,110
     01/01/1997 Grant          20,160              2.42%        $19.97      01/01/2007      $   49,157
     01/01/1996 Grant           5,045              0.61%        $16.23      01/01/2006      $    7,459
     01/01/1995 Grant           6,092              0.73%        $13.02      01/01/2005
     01/01/1994 Grant           3,975              0.48%        $14.24      01/01/2004

     Employee Total           298,792             35.89%                                    $1,136,340

Steven W. Rigazio
     08/01/1999 Grant          23,300              2.80%        $26.00      08/01/2009      $  119,063
     01/01/1999 Grant          12,960              1.56%        $24.22      01/01/2009      $   52,488

     Employee Total            36,260              4.36%                                    $  171,551

Mark A. Ruelle
     08/01/1999 Grant          23,300              2.80%        $26.00      08/01/2009      $  119,063
     01/01/1999 Grant          12,960              1.56%        $24.22      01/01/2009      $   52,488
     01/01/1998 Grant          12,960              1.56%        $24.93      01/01/2008      $   40,590
     01/01/1997 Grant          12,072              1.45%        $19.97      01/01/2007      $   29,436

     Employee Total            61,292              7.37%                                    $  241,577

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

William E. Peterson
     08/01/1999 Grant          23,300              2.80%        $26.00      08/01/2009      $  119,063
     01/01/1999 Grant          12,960              1.56%        $24.22      01/01/2009      $   52,488
     01/01/1998 Grant          12,960              1.56%        $24.93      01/01/2008      $   40,590
     01/01/1997 Grant          14,400              1.73%        $19.97      01/01/2007      $   35,112
     01/10/1996 Grant           5,045              0.61%        $16.23      01/01/2006      $    7,459
     01/01/1995 Grant           6,092              0.73%        $13.02      01/01/2005
     01/01/1994 Grant           5,411              0.65%        $14.24      01/01/2004

     Employee Total            80,168              9.64%                                    $  254,712

Gloria T. Banks-
Weddle
      08/01/1999 Grant         10,300              1.24%        $26.00      08/01/2009      $   52,633
      01/01/1999 Grant          7,920              0.95%        $24.22      01/01/2009      $   32,076

      Employee Total           18,200              2.19%                                    $   84,709

------------------------------------------------------------------------------------------------------

(1) Under the SPR Executive Long-Term Incentive Plan, the 1999 grants of nonqualifying stock options were made on January 1. One third of these grants vest annually commencing one year after the date of the grant. An additional grant of nonqualifying stock options was made on July 28, 1999, following the merger with Nevada Power Company. One third of these grants vest annually commencing January 1, 2001.
(2) The 1.44:1 conversion of all outstanding shares effectively resulted in the repricing of each grant and a change in the number of outstanding shares for each employee. According to SEC regulations, these repriced options are listed above as grants issued during the year. The vesting periods and expiration dates of the grants were not changed.
(3) The total number of nonqualifying stock options granted to all employees in 1999 was 832,983. The hypothetical grant date present values are calculated under a modified Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. The assumptions used in determining the option grant date present value listed above include the stock's expected volatility (17.77%), average risk free rate of return (5.94%), average projected dividend yield (4.30%), the stock option term (10 years), and an adjustment for risk of forfeiture during the vesting period (3 years at 3%). No adjustment was made for non-transferability.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

     The following table provides information as to the value of the options held by the named executive officers at year-end measured in terms of the closing price of Sierra Pacific Resources Common Stock on December 31, 1999.

--------------------------------------------------------------------------------------------------

                                                                Number of             Dollar
                                                                Securities           Value of
                                                                Underlying          Unexercised
                                                               Unexercised         in-the-Money
                                                             Options/SARS at      Options/SARS at
                              Shares                           Fiscal Year-       Fiscal Year-End
                            Acquired on         Value               End            Exercisable/
          Name               Exercise         Realized         Exercisable/        Unexercisable
          (a)                   (b)              (C)          Unexercisable             (e)
                                                                   (d)
--------------------------------------------------------------------------------------------------
Charles A. Lenzie                      0                0           0/      0            0/      0
Michael R. Niggli                      0                0           0/123,000            0/      0
Malyn K. Malquist                      0                0      54,593/244,000      $36,384/$ 7,400
Steven W. Rigazio                      0                0           0/ 36,260            0/      0
Mark A. Ruelle                         0                0      12,369/ 48,924            0/      0
William E. Peterson                    0                0      27,232/ 52,939      $40,798/$ 7,400
Gloria T. Banks-Weddle                 0                0           0/ 18,220            0/      0

--------------------------------------------------------------------------------------------------

(e)  Pre-tax gain.   Value of in-the-money options based on December 31,
     1999 closing trading price of $17.31 less the option exercise price.

                      LONG-TERM INCENTIVE PLANS - AWARDS
                              IN LAST FISCAL YEAR

     The Executive Long-Term Incentive Plan (LTIP) provides for the granting of stock options (both non-qualified and qualified), stock appreciation rights
(SARs), restricted stock performance units, performance shares and bonus stock to participating employees as an incentive for outstanding performance. Incentive compensation is based on the achievement of pre-established financial goals for SPR. Goals are established for total shareholder return (TSR) compared against the Standard & Poor's Utility Index and annual growth in earnings per share (EPS).

     The following table provides information as to the performance shares granted to the named executive officers of Sierra Pacific Resources in 1999. Nonqualifying stock options granted to the named executives as part of the LTIP are shown in the table "Option/SAR Grants in Last Fiscal Year."

------------------------------------------------------------------------------------------------------
                                                           Estimated Future Payouts Under Non-Stock
                                                                      Price-Based Plans
                                                    --------------------------------------------------
                                      Performance or
                        Number of      Other Period
                      Shares, Units        Until
                         or Other      Maturation or     Threshold        Target           Maximum
        Name              Rights          Payout             $               $                $
        (a)                (b)              (c)           (d) (1)         (e) (2)          (f) (3)
------------------------------------------------------------------------------------------------------
Charles A. Lenzie                 0                0               0              0                  0
Michael R. Niggli             6,480      3 years             $78,473       $156,946           $274,655
Malyn K. Malquist             6,480      3 years             $78,473       $156,946           $274,655
Steven W. Ragazio             1,872      3 years             $22,670       $ 45,340           $ 79,345
Mark A. Ruelle                1,872      3 years             $22,670       $ 45,340           $ 79,345
William E. Peterson           1,872      3 years             $22,670       $ 45,340           $ 79,345
Gloria T.                     1,152      3 years             $13,951       $ 27,901           $ 48,828
Banks-Weddle
------------------------------------------------------------------------------------------------------

(1) The threshold represents the level of performance or target achieved during the cycle which represents minimum acceptable performance and which, if attained, results in payment of 50% of the target award. Performance below the minimum acceptable level results in no award earned.
(2) The target represents the level of performance or target achieved during the cycle which indicates excellent performance and which, if attained, results in payment of 100% of the target award.
(3) The maximum represents the maximum payout possible under the plan and a level of performance indicative of exceptional performance which, if attained, results in a payment of 175% of the target award.

     All levels of awards are made with reference to the price of each performance share at the time of the grant.

                                 PENSION PLANS

     The following table shows annual benefits payable on retirement at normal retirement age 65 to elected officers under the Company's defined benefit plans based on various levels of remuneration and years of service which may exist at the time of retirement.

Highest Average              Annual Benefits for Years of Service Indicated
Five-Years
                        ----------------------------------------------------
Remuneration                15 Years  20 Years  25 Years  30 Years  35 Years
-----------------       ----------------------------------------------------
        $ 60,000            $ 27,000  $ 31,500  $ 36,000  $ 36,000  $ 36,000
        $120,000            $ 54,000  $ 63,000  $ 72,000  $ 72,000  $ 72,000
        $180,000            $ 81,000  $ 94,500  $108,000  $108,000  $108,000
        $240,000            $108,000  $126,000  $144,000  $144,000  $144,000
        $300,000            $135,000  $157,500  $180,000  $180,000  $180,000
        $360,000            $162,000  $189,000  $216,000  $216,000  $216,000
        $420,000            $189,000  $220,500  $252,000  $252,000  $252,000
        $480,000            $216,000  $252,000  $288,000  $288,000  $288,000
        $540,000            $243,000  $283,500  $324,000  $324,000  $324,000
        $600,000            $270,000  $315,000  $360,000  $360,000  $360,000
        $660,000            $297,000  $346,500  $396,000  $396,000  $396,000
        $720,000            $324,000  $378,000  $432,000  $432,000  $432,000

     The Company's noncontributory Retirement Plan provides retirement benefits to eligible employees upon retirement at a specified age. Annual benefits payable are determined by a formula based on years of service and final average earnings consisting of base salary and incentive compensation. Remuneration for the named executives is the amount shown under "Salary" and "Incentive Pay" in the Summary Compensation Table. Pension costs of the Retirement Plan to which the Company contributes 100% of the funding are not and cannot be readily allocated to individual employees and are not subject to Social Security or other offsets.

     Years of credited service under the qualified plan for Messrs. Niggli, Malquist, Rigazio, Ruelle, Peterson, and Ms. Banks Weddle are 1.9, 5.7, 15.5, 2.8, 6.5, and 20.5, respectively. Pursuant to the employment contracts for Messrs. Niggli and Malquist, for purposes of computing pension benefits, Messrs. Niggli and Malquist received 26 and 20 years, respectively, of credited service from which shall be deducted all pension benefits received from prior employment with different companies. In addition, the Company has entered into an agreement with Mr. Peterson crediting him with four years of service for prior years service with his previous employer, most of which was dedicated to performing legal services for SPR and SPPC, and an additional one-half year credit for each year of service with the Company for the first ten years of his employment.

     A supplemental executive retirement plan (SERP) and an excess plan are also offered to the named executive officers. The SERP is intended to ensure the payment of a competitive level of retirement income to attract, retain and motivate selected executives. The excess plan is intended to provide benefits to executive officers whose pension benefits under the Company's retirement plan are limited by law to certain maximum amounts.

                              PERFORMANCE GRAPH

     The line graph below compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poors (S&P) Composite-500 Index and the Dow Jones Utilities Index for a five-year period commencing December 31, 1994, and ending December 31, 1999.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG SIERRA PACIFIC RESOURCES, THE S & P 500 INDEX
                       AND THE DOW JONES UTILITIES INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

-----------------------------------------------------------------------------------------------------------------------
                                            12/31/94     12/31/95     12/31/96      12/31/97      12/31/98     12/31/99
-----------------------------------------------------------------------------------------------------------------------
SIERRA PACIFIC RESOURCES                   $     100    $  131.46    $  169.47     $  230.15     $  241.56    $  114.85
-----------------------------------------------------------------------------------------------------------------------
STANDARD & POORS 500                       $     100    $  137.58    $  169.17     $  225.61     $  290.09    $  351.13
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------
DOW JONES UTILITIES                        $     100    $  131.98    $  143.99     $  177.11     $  210.54    $  197.86
-----------------------------------------------------------------------------------------------------------------------

*$100 invested on 12/31/94 in stock or index, including reinvestment of dividends.  Fiscal year ending December 31.
-----------------------------------------------------------------------------------------------------------------------

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
                           ON EXECUTIVE COMPENSATION

To the Stockholders:

     In 1994, Sierra Pacific Resources directors and shareholders approved a compensation plan designed to tie executive pay to the Company's overall performance as well as to their own achievements as individuals. The Company's merger partner, Nevada Power, maintained a similar program for its executives. To review, the guiding principles of the pay-for-performance plan are:

     . To encourage executive involvement in creating long-term shareholder value by emphasizing the executive's ownership of Company Stock.
     . To tie cash awards to specific goals set for the Company, the executive's business unit, and the individual.
     . To make improved customer satisfaction, as measured by outside surveys, a specific element of the performance program.
     .  To tie compensation to both annual and long-term strategic plans.
     . To be able to attract and retain executives of the high caliber vital to long-term Company success.
     . To relate base pay to industry standards but to require superior performance in order to receive payouts above those standards.

     Long-term performance share grant incentives are based on meeting or exceeding financial performance, operational and/or customer satisfaction goals established by the Board at the beginning of each cycle. In 1999, long-term grants comprised 10% to 15% of an executive's position rate. These stock grants, which include dividend equivalents provided goals are met, cover a period of three years commencing on January 1, 1999. They are earned by meeting requirements for annual growth in earnings per share and total shareholder return in comparison with the S&P utilities index, as measured over the three-year period of the award.

     The 1999 plan also included non-qualified stock option grants that ranged (at face value) from 30% to 50% (for the CEO) of position salary rates. These vest over three years at the rate of 33-1/3% a year. The exercise price for options is the fair market value (list price on the New York Stock Exchange) on the date of the grant.

     In connection with the merger with Nevada Power Company, the Company commissioned Towers Perrin to undertake a complete review of the Company's executive compensation strategy and levels of compensation for executives in the merged company. Towers Perrin recommended and the Company adopted a plan consistent with the existing long-term plan approved by shareholders that established pay levels which are more closely aligned to general industry standards. Executive pay level increases warranted as a result of changes in position or expanded responsibilities were mostly put at risk in either stock options or other stock grants contingent on performance. This pay-for-performance plan (1) increases the Company's competitiveness by enhancing the ability to attract, retain, and motivate top talent, (2) increases compensation opportunities with limited increases in fixed costs, (3) fosters a pay-for-performance attitude, and (4) increases stock ownership and aligns executive interests with those of shareholders. The plan sets base salaries for executives at a 50/50 blend of median levels for comparably sized companies in utility and general industries, with additional "at risk" compensation, which is awarded on condition that goals designed to increase shareholder value are satisfied or exceeded. The at-risk portion was based on competitive data for comparable positions and is set at the 50/th/ percentile of general industry companies with annual revenues of $1-$3 billion. The expectation is that total cash compensation will exceed the competitive market in good performance years and fall below market if performance is below average.

     The annual cash incentive plan contemplates a payment in cash or stock based on achieving pre-established goals based on revenue growth, cost reductions, customer satisfaction, and/or earnings improvement. Mid-term awards in restricted stock are based on achievement of goals tied to performance over a period ranging from one to three years and includes factors such as execution and achievement of strategies tied to long-term value, such as market performance and overall operational efficiencies. Effective January 1, 2000, the long-term program provides for an opportunity to earn amounts ranging from 27% to 141% (CEO) of bonus pay in performance shares and options, paid 60% in options exercisable at market value (NYSE) on the date of grant, which grants vest 33-1/3% per year, and 40% in performance shares subject to achieving pre-established goals designed to increase shareholder value. Long-term awards of stock options are ultimately based on recognition that long-term shareholder value is the ultimate indication of the degree of success.

     Due to the mid-year merger of the Company with Nevada Power and the desire to place all executives on the same plan as soon as possible, annual cash awards were made effective on the date of the merger and prorated for the year based on achievement of pre-established targets as of the merger date. These targets included meeting or improving budget commitments on capital and O&M expenses, and customer satisfaction. The same targets and measurements were employed for the remainder of the year for both Nevada Power and Sierra Pacific Power. Customer satisfaction is measured by Market Strategies, Inc., an independent market research firm on a scale of 1 to 10 (10 being the highest score possible). Targets were based on the percent of responses of 9 to 10 in each of the companies' three major market segments, residential, commercial and major/industrial. Overall, the Company scored 104% of targeted financial performance and 100% of the targeted customer satisfaction goal, resulting in an overall payout of 100.7% of overall target.

     1997 long-term performance grant opportunities which could have been awarded at the end of 1999 were based on achieving targets for annual growth in earnings per share over the prior three years and total shareholder return as compared to the Dow Jones Utility Average. The Company failed to achieve the minimal levels required of both targets and the executives failed to earn any payout whatsoever. 1998 grant opportunities could be earned over a period of six to 24 months. Targets are based on timeliness of merger close and achievement of merger savings. No payouts have been earned to date. Under the change of control provisions of the pre-existing Nevada Power Long-Term Executive Plan, which was terminated on the effective date of the merger, all grants vested 100% at target. As a result, the former Nevada Power executives were paid 100% of their long-term awards at 100% of target. Although from a total shareholder return perspective the Company had a very disappointing year, the Company did achieve a number of significant accomplishments, including superior electric system reliability despite numerous range fires in Northern Nevada and one major flood in southern Nevada, further improvement in recordable employee accidents, further cost reductions, and maintaining a very high electric plant availability rating. The Company also achieved significant increased revenues for electric transmission, distribution, and the Tuscarora Gas Pipeline. The Company also consummated the merger with Nevada Power, obtained a favorable merger order, continued and continues to capture merger savings ahead of schedule, and negotiated the acquisition of Portland General Electric, which, on consummation, will nearly double the Company's electric customer base and revenues.


                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Under the Company's compensation plan, CEO compensation is based on the same guiding principles established for the executive group as a whole.

Mr. Malquist
------------

     Mr. Malquist was elected Chairman, President and CEO in the first quarter of 1998 at a salary of $280,000 per year, which was 80% of the market median for comparably sized companies. Because of Mr. Malquist's good performance in 1998, the Board raised his salary effective January 1, 1999, to $355,000, which was the market median. During the first half of 1999, Mr. Malquist demonstrated good performance in achieving the operational and financial targets and goals established by the Board in the context of ongoing deregulation activities in Nevada and California, and in the midst of integrating the operations of Sierra Pacific Power and Nevada Power. It was under his leadership that the Company obtained a favorable order from the Public Utilities Commission of Nevada ("PUCN") regarding the merger and achieved the operational efficiencies discussed above. Consistent with the Company's annual and long-term plans applicable to the executive group as a whole, the Board granted Mr. Malquist the mid-year and year-end annual incentive awards on the same basis and at the same percentage as was awarded to all the other executive officers as a group. For the reasons explained above in connection with performance shares for the executive group as a whole, Mr. Malquist did not earn and was not awarded any performance shares. The Towers Perrin study commissioned by the Company indicated that the market level compensation for Mr. Malquist's position as President and COO of the merged company was $380,000, and his salary for year 2000 was fixed at that rate, with market level target annual cash and long-term share payouts or options at 67% and 107% of base pay, respectively. Thus, in August 1999, Mr. Malquist was granted 87,800 options exercisable at the then-existing market price of $26.00 per share, which options will vest at the rate of 33-1/3% per year beginning January 1, 2000. He was also granted an opportunity to earn 6,700 performance shares over the three-year period commencing January 1, 2000, based on the same performance targets and goals established for the executive group as a whole. In connection with the merger agreement approved by shareholders, Mr. Malquist also has an employment contract which grants him certain monetary rights and other benefits on the occurrence of certain events. Mr. Malquist's employment contract is described in the section on Transactions with Management below.

Mr. Niggli
----------

     Mr. Niggli was elected Chairman and Chief Executive Officer of the Company as of the effective date of the merger between the Company and Nevada Power. Under the terms of Mr. Niggli's employment contract which was part of the merger agreement approved by shareholders, Mr. Niggli's base salary with Nevada Power of $400,000 remained in effect to the end of the year. Under the terms of the Nevada Power short- and long-term incentive plans, which were terminated on consummation of the merger, Mr. Niggli was granted his annual incentive award based on achievement of pre-established financial targets as of the date of merger close pro-rated for the year, and 100% of all long-term performance grants which became fully vested as a result of the change of control of Nevada Power, which occurred as a result of the merger.

     Effective on the merger date, Mr. Niggli became a participant in the Company's existing annual incentive award and was provided an opportunity to earn annual incentive awards based on the same financial targets as had been established for Mr. Malquist and the executive group as a whole. Based on the targets discussed above, Mr. Niggli earned a cash incentive award at his market level percentage as determined by Towers Perrin of 67% of base pay at the same percentage target payout of 100.4% as applied to the executive group as a whole, pro-rated to the end of the year. In addition, it was under his leadership that integration of the two merged companies was accomplished, a rapid and smooth transition achieved, and an agreement to acquire Portland General Electric Company was consummated, which will nearly double the Company's electric customer base and revenues. The Towers Perrin study described above indicated that market level long-term compensation for Mr. Niggli's position in comparably sized companies was 141% of base pay. Thus, in August 1999, Mr. Niggli was granted 104,000 options at the then-current market price of $26.00, which options will vest at the rate of 33-1/3% per year commencing January 1, 2000. He was also granted 13,200 performance shares to be earned over the three-year period commencing January 1, 2000, based on achieving the same financial targets as were established for Mr. Malquist and the executive group as a whole.

     The Towers Perrin study indicated that market level base pay for Mr. Niggli's position in comparably sized companies is $560,000. In light of the fact that Mr. Niggli is relatively new to the position, the Board determined to raise his base pay for the year 2000 to $500,000, or approximately 90% of market rate. As with Mr. Malquist, Mr. Niggli has an employment contract which was part of the merger agreement approved by shareholders. Mr. Niggli's contract grants him certain rights and benefits on the occurrence of certain events. Mr. Niggli's contract is described in the section on Transactions with Management set forth below.

     Members of the Human Resources Committee

     Mary Lee Coleman                   Theodore J. Day
     James R. Donnelley, Chair          Jerry E. Herbst
     Dennis E. Wheeler


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT

     The Company entered into an agreement with Hale Day Gallagher Co., a real estate brokerage and investment company, to act as broker for the sale of a property owned by Lands of Sierra, Inc., a subsidiary of the Company. The sale of the property resulted in Hale Day Gallagher Co. receiving a standard brokerage commission of 5% of the selling price. Mr. T.J. Day, a senior partner of Hale Day Gallagher Co. and a Director of the Company, did not participate in any discussions or voting to retain the firm, had no relationship with, or interest in, the transaction, will receive no part of the commission, and obtained no direct or indirect benefit from the transaction.

     Mr. Peterson, formerly a partner with the law firm of Woodburn and Wedge, became Senior Vice President and General Counsel for Sierra Pacific Resources in 1993. Woodburn and Wedge, which has performed legal services for Sierra Pacific Power Company since 1920 and for Sierra Pacific Resources and all of its subsidiaries from their inception, continues to perform legal work for the Company. Mr. Peterson's spouse, an equity partner in the firm since 1982, has performed work for the Company since 1976 and continues to do so from time to time.

     Susan Oldham, a former employee of Sierra Pacific Power Company specializing in water resources law, planning and policy accepted the Company's voluntary severance offering in December 1995. Ms. Oldham is the spouse of Steven C. Oldham, Vice President Transmission Business Group and Strategic Development for Sierra Pacific Power Company. Ms. Oldham, a licensed attorney in Nevada and California, has continued to perform specialized legal services in the water resources area for the Company on a contract basis.

     In 1999, Sierra Pacific Power Company purchased all of the stock, assets and liabilities of the Silver Lake Water Company, of which 50% of the stock was owned by the Lear Family Trust and 50% of the stock was owned by Moya Olsen Lear. Mr. Murphy, a Director of Sierra Pacific Power Company, and Mr. Dayton, a former director of Sierra Pacific Power Company and a director at the time of purchase, are trustees of the Lear Trust. Neither Mr. Murphy nor Mr. Dayton participated in any of the Company's discussions or deliberations to purchase the Silver Lake Water Company and neither received any benefit, either directly or indirectly, from the transaction.

CHANGE IN CONTROL AGREEMENTS

     The Company has entered into severance agreements with Jeffrey L. Ceccarelli, Matt H. Davis, Steven C. Oldham, William E. Peterson, Douglas R. Ponn, Mark A. Ruelle, Mary O. Simmons, and Mary Jane Willier (Reed). These agreements provide that, upon termination of the executive's employment within twenty-four months following a change in control of the Company (as defined in the agreements) either (a) by SPR for reasons other than cause (as defined in the agreements), death or disability, or (b) by the executive for good reason (as defined by the agreement, including a diminution of responsibilities, compensation, or benefits (unless, with respect to reduction in salary or benefits, such reduction is applicable to all senior executives of the Company and the acquirer)), the executive will receive certain payments and benefits. These severance payments and benefits include (i) a lump sum payment equal to three times the sum of the executive's base salary and target bonus, (ii) a lump sum payment equal to the present value of the benefits the executive would have received had he continued to participate in the Company's retirement plans for an additional 3 years (or, in the case of the Company's Supplemental Executive Retirement Plan only, the greater of three years or the period from the date of termination until the executive's early retirement date, as defined in such plan), and (iii) continuation of life, disability, accident and health insurance benefits for a period of thirty-six (36) months immediately following termination of employment. The agreements also provide that if any compensation paid, or benefit provided, to the executive, whether or not pursuant to the change-in-control agreements, would be subject to the federal excise tax on "excess parachute payments," payments and benefits provided pursuant to the agreement will be cut back to the largest amount that would not be entered into Employment Agreements with Messrs. Niggli and Malquist. The Board of Directors entered into these agreements in order to attract and retain excellent management and to encourage and reinforce continued attention to the executives' assigned duties without distraction under circumstances arising from the possibility of a change in control of the company. In entering into these agreements, the Board was advised by Towers Perrin, the national compensation and benefits consulting firm described above, and Skadden, Arps, Slate, Meager & Flom, an independent outside law firm, to insure that the agreements entered into were in line with existing industry standards, and provided benefits to management consistent with those standards.


Nevada Power Company

     On March 13, 1998, Gloria Banks Weddle, David G. Barneby, and Steven W. Rigazio entered into employment agreements with Nevada Power Company, a wholly owned subsidiary of the company, for a three-year term which would automatically be extended in the event of a Change in Control to the third anniversary of the Change in Control (or the consummation of the Change in Control, if later). The extended term is subject to further extension on the occurrence of a further Change in Control event. The announcement of the execution of the Merger Agreement constituted a Change in Control under the employment agreements, and the consummation of the Merger constituted an additional change in control event. If during the term of the employment agreement Nevada Power terminates the employment of an executive officer for reasons other than cause (as defined in each employment agreement), death or disability, or the executive officer terminates his or her employment for good reason (as defined in each employment agreement), the executive officer will receive, in addition to all compensation earned through the date of termination and coverage and benefits under all benefit and incentive compensation plans to which the executive officer is entitled pursuant to the terms thereof, a severance payment equal to two times the sum of his or her annual base salary and target annual bonus. In addition, the executive officer will continue to receive health benefits (i.e., medical insurance, etc.) and life benefits which will be offset by any benefits payable to the executive officer during the applicable benefit continuation period from another employer. Under the employment agreements, the executive officer will receive additional amounts sufficient to hold the executive harmless for any excise tax that might be imposed by state or local law in connection with receiving any compensation or benefits pursuant to the employment agreement or otherwise that is considered contingent on a Change in Control.

     The annual incentive plans, 1993 Long-Term Incentive Plan and the Supplemental Executive Retirement Plan of Nevada Power, contained provisions relating to Change in Control. Under the annual incentive plans, after a Change in Control, eligible participants, whether or not the participants are terminated, including executive officers and participants who terminated prior to the Change in Control by reason of normal or early retirement or death, had a right to an immediate cash payment of their annual awards, on a pro-rated basis, based on annual base salary and on the assumption that established targets at 100% achievement level for the year had been met. Under the 1993 Long-Term Incentive Plan, after a Change in Control, incentive compensation unit awards for outstanding performance periods were paid to participating executive officers in cash in the amount of the fair market value of Nevada Power Common Stock at the time of merger close for each incentive compensation unit. Under the Supplemental Executive Retirement Plan, the accrued benefit of each executive officer participating therein became fully vested on the occurrence of a Change in Control. The consummation of the Merger constituted a "Change in Control" under all the plans described above.


David G. Barneby

     On June 19, 1999, Nevada Power, a wholly owned subsidiary of the Company, entered into a retention agreement effective on the date of the merger with David G. Barneby, Vice President, Generation, which provides him with benefits which he would have been entitled to receive had he voluntarily terminated his original May 13, 1998, employment agreement with the Company. The agreement provides, in addition to base pay and any incentive pay or long-term pay accrued during the period of his employment, an additional $600,890 in cash, payable in substantially equal quarterly installments commencing on October 1, 1999, and ending on July 31, 2002. If employment is terminated during the term or if the employee dies during the term, any remaining and unpaid installment shall be paid to the employee or to his heirs. If the employee is terminated or retires, then the employee shall, in addition, receive the economic equivalent to an enhancement of his retirement allowing for payment in cash of the present value of the average early retirement benefit calculated on the basis of the greater of actual age or age 55, and an additional five years of age or years of service or a combination thereof to maximize retiree medical benefits. The employee is also entitled to 24 months of employee health and life benefits in amounts substantially equivalent to those in effect immediately prior to termination.

     In the event any payments or benefits or distributions thereof under the contract or any other agreements, policies or plans of the Company would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code by reason of being considered contingent on a change of control, then employee is entitled to receive an additional payment equal to such excise tax.


EMPLOYMENT AGREEMENTS

          Sierra Pacific Resources has entered into Employment Agreements with Messrs. Niggli and Malquist. Messrs. Niggli and Malquist are sometimes hereinafter individually referred to as the "Executive." The Employment Agreements became effective on July 28, 1999, and have a term of three years, which term would automatically be extended in the event of a Change in Control (as defined in the Agreements) to the third anniversary of the Change in Control (or the consummation of the Change in Control, if later). The extended term is subject to further extension on the occurrence of an additional Change in Control event.

          Pursuant to the Employment Agreements, Mr. Niggli will serve as Chairman and Chief Executive Officer of Sierra Pacific Resources, and Mr. Malquist will serve as President and Chief Operating Officer of Sierra Pacific Resources and Chief Executive Officer of Nevada Power Company and Sierra Pacific Power Company.

          Each Executive's Employment Agreement provides that he will receive annual base salary commensurate with his position and level of responsibility, as determined by the Sierra Pacific Board (or compensation committee thereof), but not less than the Executive's annual base salary as in effect immediately prior to the Merger. Base salary may not be decreased. Each Employment Agreement also provides that the Executive will be eligible to participate in any annual incentive and long-term cash incentive plans applicable to executive and management employees that are authorized by the Sierra Pacific Board (or compensation committee thereof), with such participation, subject to achievement of applicable performance measures, to be at annual target payout or grant levels, respectively, of not less than a percentage of the Executive's annual base salary equal to the corresponding target percentage of annual base salary in effect for the Executive under the Nevada Power or Sierra Pacific plans in which the Executive participated immediately prior to the Merger; provided, however, that the target percentages for one Executive shall in no event be less than the target percentages for the other Executive. The Executives also are entitled to participate in all employee benefit plans in which senior executives of Sierra Pacific are entitled to participate, in certain fringe benefits and in the supplemental retirement plans in which they participated immediately prior to the Merger.

          If during the term of the Employment Agreement Sierra Pacific terminates the employment of the Executive for reasons other than cause (as defined in each Employment Agreement), death or disability or the Executive terminates his employment for good reason (as defined in each Employment Agreement), the Executive will receive, in addition to all compensation earned through the date of termination and coverage and benefits under all benefit and incentive compensation plans to which he is entitled pursuant to the terms thereof, a severance payment equal to three times the sum of his annual base salary and target annual bonus. In addition, the Executive will continue to receive health benefits (i.e., medical insurance, etc.) and life benefits on the same terms and conditions as prior to his termination for 36 months following his termination (the "Continuation Period").

          The Executive has no duty to mitigate, but the health and life benefits listed above will be offset by any benefits payable to the Executive during the Continuation Period from another employer. Under the Employment Agreements, Sierra Pacific will pay any additional amounts sufficient to hold the Executive harmless for any excise tax that might be imposed as a result of the Executive being subject to the federal excise tax on "excess parachute payments" or similar taxes imposed by state or local law in connection with receiving any compensation or benefits pursuant to his Employment Agreement or otherwise that is considered contingent on a change in control. If the Executive dies, is terminated due to permanent disability, is terminated for cause, or terminates for other than good reason, in each case during the term of the Employment Agreement, Sierra Pacific will pay to the Executive or the Executive's beneficiaries or estate, as the case may be, all compensation earned through the date of termination and benefits payable under applicable benefit and incentive compensation plans.

          A Change in Control for purposes of the Employment Agreements occurs
(i) if Sierra Pacific merges or consolidates, or sells all or substantially all of its assets, and less than 65% of the voting power of the surviving corporation is owned by those stockholders who were stockholders of Sierra Pacific immediately prior to such merger or sale; (ii) any person acquires 20% or more of Sierra Pacific's voting stock; (iii) Sierra Pacific enters into an agreement or Sierra Pacific or any person announces an intent to take action, the consummation of which would otherwise result in a Change in Control, or the Board of Directors of Sierra Pacific adopts a resolution to the effect that a Change in Control has occurred; (iv) within a two-year period, a majority of the directors of Sierra Pacific at the beginning of such period cease to be directors; or (v) the stockholders of Sierra Pacific approve a complete liquidation or dissolution of Sierra Pacific.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     No selection or recommendation has been made for the independent public accountants for the 2000 audit. This selection will be made by the Audit Committee.

     The Company's financial statements, and the financial statements of subsidiary companies for the year ended December 31, 1999, were audited by Deloitte & Touche, LLP. A representative of Deloitte and Touche, LLP, will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

     The Audit Committee has approved each professional service provided by Deloitte & Touche, LLP, during 1999. Additionally, the Audit Committee considered the possible effect the performances of such services might have on the independence of the Company's independent accountants and concluded that the services performed have not impaired their independence. All professional services were provided by Deloitte & Touche, LLP, at customary rates and terms.



                            DISCRETIONARY AUTHORITY

     The Company has no knowledge of any matters to be presented for action by the stockholders at the meeting other than as set forth herein. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.


                      DEADLINE FOR STOCKHOLDERS PROPOSALS

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received on or before December 14, 2000, for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to William E. Peterson, Secretary, Sierra Pacific Resources, P.O. Box 30150, Reno, NV 89520-3150.


                                 ANNUAL REPORT

     In order to exercise prudent judgment, stockholders are invited to examine the financial statements contained in the Company's Annual Report for 1999, a copy of which has been mailed to all stockholders of record through the close of business on March 24, 2000.

                                                                         Annex A

                            Sierra Pacific Resources
                      Executive Long-Term Incentive Plan,
                                   as Amended


Article 1. Establishment, Purpose, and Duration

     1.1  Establishment of the Plan.  Sierra Pacific Resources, a Nevada
          -------------------------
corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the Sierra Pacific Resources Executive Long-Term Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SARs), Restricted Stock, Performance Units, Performance Shares, and Bonus Stock.

     Subject to ratification by an affirmative vote of a majority of the issued and outstanding shares of the Company's common stock represented at the annual meeting, the Plan shall become effective as of January 1, 1994 (the "Effective Date") and shall remain in effect as provided in Section 1.3 herein.

     1.2  Purpose of the Plan.  The purpose of the Plan is to promote the
          -------------------
success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, stakeholders, customers, and employees by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     The Plan is further intended to provide pay systems that support the Company's business strategy, and which are competitive with similarly sized utilities, and to emphasize pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, business unit, and individual levels.

     1.3  Duration of the Plan.  The Plan shall commence on the Effective Date,
          --------------------
as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein or until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after December 31, 2003.

Article 2. Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     2.1 "Award" means, individually or collectively, a grant under this Plan of NQSO's ISO's, SARs, Restricted Stock, Performance Units, Performance Shares, or Bonus Stock.

     2.2 "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     2.3 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.4  "Bonus Stock" means and Award granted to a Participant pursuant to
Article 10 herein.

     2.5 "Cause" means: (i) willful misconduct on the part of a Participant that is detrimental to the Company, or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

     (a) The dissolution or liquidation of the Company;

     (b) A reorganization, merger, or consolidation of the Company with one or more corporation as a result of which the Company is not the surviving corporation,

     (c) The sale, exchange, transfer, or other disposition of shares of the stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons if, as result of such transactions, any Person or any Person and its affiliates own more than twenty percent (20%) of the voting power of the outstanding stock of the Company; or

     (d)  The sale of all or substantially all the assets of the Company.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

     2.9 "Company" means Sierra Pacific Resources, a Nevada corporation, or any successor thereto as provided in Article 18 herein.

     2.10 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.11 "Disability" shall have the meaning ascribed to such term in the Long-Term Disability Income Plan of the Company.

     2.12 "Dividend Equivalent" means a contingent right to be paid dividends declared with respect to outstanding Option grants, pursuant to the terms of
Section 6.5 herein.

     2.13 "Eligible Employee" means those employees who are eligible to participate in the Plan, as set forth in Section 5.1 herein.

     2.14 "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as marked from time to time, or any successor Act thereto.

     2.16 "Fair Market Value" shall mean the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.17 "Freestanding SAR" means a SAR that is granted independently of any Options.

     2.18 "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.19 "Insider" shall mean an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

     2.20 "Named Executive Officer" means an Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

     2.21 "Nonqualified Stock Option" or "NQDO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an incentive Stock Option.

     2.22  "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.23 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.24 "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

     2.25 "Performance Unit" means an Award granted to Employee, as described in Article 9 herein.

     2.26 "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

     2.27 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.28 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     2.29 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

     2.30 "Retirement" shall have the meaning ascribed to such term in the Retirement Plan for Employees of Sierra Pacific Power Company.

     2.31  "Shares" means the shares of common stock of the Company.

     2.32 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.33 "Subsidiary" means any wholly-owned corporation, partnership, venture, or other entity in which the Company holds one hundred percent (100%) voting control.

     2.34 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

     2.35 "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

Article 3.  Administration

     3.1  The Committee.  The Plan shall be administered by the Compensation and
          -------------
Organization Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) nonemployee Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3(c)(2).

     3.2  Authority of the Committee.  The Committee shall have full power
          --------------------------
except as limited by law, the Articles of Incorporation, Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4.  Shares Subject to the Plan

     4.1  Number of Shares.  Subject to adjustment as provided in Section 4.3
          ----------------
herein, the total number of Shares available for grant under the Plan shall be one million seven hundred fifty thousand (1,750,000). No more than two hundred fifty thousand (466,667) of such Shares may be issued pursuant to grants of Restricted Stock, and no more than two hundred thousand (583,333) of such Shares may be issued pursuant to grants of Bonus Stock. These Shares may be either authorized but unissued or reacquired Shares.

     The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

     (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

     (d) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

     (e) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

     (f) The grant of Bonus Stock shall reduce the number of Shares available for grant by the number of Shares subject to the Bonus Stock Award.

     (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

     4.2  Lapsed Awards.  If any Award granted under this Plan is canceled,
          -------------
terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.3  Adjustments in Authorized Shares.  In the event of any merger,
          --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

Article 5.  Eligibility and Participation

     5.1  Eligibility.  Persons eligible to participate in this Plan include all
          -----------
Officers and Key Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2  Actual Participation.  Subject to the provisions of the Plan, the
          --------------------
Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.  Stock Options

     6.1  Grant of Options.  Subject to the terms and provisions of the Plan,
          ----------------
Options may be granted to eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the maximum number of shares subject to Options which may be granted to any single Participant during the term of the Plan is one hundred fifty thousand (150,000). The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2  Award Agreement.  Each Option grant shall be evidenced by an Award
          ---------------
Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the provisions of Section 422 of the Code.

     6.3  Option Price.  The Option Price for each grant of an Option under this
          ------------
Section 6.3 shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4  Duration of Options.  Each Option shall expire at such time as the
          -------------------
Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5  Dividend Equivalents.  Simultaneous with the grant of an Option, the
          --------------------
Participant receiving the Option may be granted, at no additional cost, Dividend Equivalents. Each Dividend Equivalent shall entitle the Participant to receive a contingent right to be paid an amount equal to the dividends declared on a Share on all record dates occurring during the period between the grant date of an Option and the date the Option is exercised.

     The underlying value of each Dividend Equivalent shall accrue as a book entry in the name of each Participant holding the Dividend Equivalent. Payout of the accrued value of a Dividend Equivalent shall occur only in the event that the Option issued in tandem with the Dividend Equivalent is "in the money" (i.e., the Fair Market Value of Shares underlying the Option as of the exercise date exceeds the Option Price) as of the exercise date. Payout of Dividend Equivalents shall be made in cash, in one lump sum, within thirty (30) days following the exercise of the corresponding Option.

     6.6  Exercise of Options.  Options granted under the Plan shall be
          -------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may an Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

     6.7  Payment.  Options shall be exercised by the delivery of a written
          -------
notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.8  Restrictions on Share Transferability.  The Committee may impose such
          -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.9  Termination of Employment.   Each Option Award Agreement shall set
          -------------------------
forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     6.10 Nontransferability of Options.  No Option granted under the Plan may
          -----------------------------
be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

Article 7.  Stock Appreciation Rights

     7.1  Grant of SARs.  Subject to the terms and conditions of the Plan, a SAR
          -------------
may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, that the maximum number of SARs which may be granted to any single Participant during the term of the Plan is one hundred fifty thousand (150,000).

     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

     7.2  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part
          -----------------------
of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3  Exercise of Freestanding SARs.  Freestanding SARs may be exercised
          -----------------------------
upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4  SAR Agreement.  Each SAR grant shall be evidenced by an Award
          -------------
Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5  Term of SARs.  The term of a SAR granted under the Plan shall be
          ------------
determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     7.6  Payment of SAR Amount.  Upon exercise of a SAR, a participant shall be
          ---------------------
entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b)  The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.7  Rule 16b-3 Requirements.  Notwithstanding any other provision of the
          -----------------------
Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

     For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash may be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the Committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

     7.8  Termination of Employment.  Each SAR Award Agreement shall set forth
          -------------------------
the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     7.9  Nontransferability of SARs.  No SAR granted under the Plan may be
          --------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

Article 8.  Restricted Stock

     8.1  Grant of Restricted Stock.  Subject to the terms and provisions of the
          -------------------------
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

     8.2  Restricted Stock Agreement.  Each Restricted Stock grant shall be
          --------------------------
evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     8.3  Transferability.  Except as provided in this Article 8, the Shares of
          ---------------
Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4  Other Restrictions.  The Committee shall impose such other conditions
          ------------------
and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restriction.

     8.5  Certificate Legend.  In addition to any legends placed on certificates
          ------------------
pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

     "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Sierra Pacific Resources Executive Long-Term Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from Sierra Pacific Resources."

     The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     8.6  Removal of Restrictions.  Except as otherwise provided in this Article
          -----------------------
8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his or her Share certificate.

     8.7  Voting Rights.  During the Period of Restriction, Participants holding
          -------------
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.8  Dividends and Other Distributions.  During the Period of Restriction,
          ---------------------------------
Participants holding Shares of Restricted Stock granted hereunder shall be credited with all regular cash dividends paid with respect to all shares while they are so held. Except as provided in the succeeding sentence, all cash dividends and other distributions paid with respect to Shares of Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Subject to the succeeding paragraph, and to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Participant shall be paid to the Participant within forty-five
(45) days following the full vesting of the Shares of Restricted Stock with respect to which such dividends were earned.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six (6) months. The Committee shall establish procedures for the application of this provision.

     8.9  Termination of Employment.  Each Restricted Stock Award Agreement
          -------------------------
shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, or among Participants, and may reflect distinctions based on the reasons for termination of employment.

Article 9.  Performance Units and Performance Shares

     9.1  Grant of Performance Units/Shares.  Subject to the terms of the Plan,
          ---------------------------------
Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that unless and until the Committee determines that a grant of Performance Shares and/or Performance Shares Units shall not be designed to qualify for the "performance-based" exemption under Code Section 162(m), the maximum payout to any Named Executive Officer with respect to Performance Units and/or Performance Shares granted in any one (1) fiscal year of the Company shall be one million dollars ($1,000,000).

     9.2  Value of Performance Units/Shares.  Each Performance Unit shall have
          ---------------------------------
an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

     Unless and until the Committee proposes for shareholder vote a change in the general performance measures, the attainment of which shall determine the number and/or value of Performance Units and/or Performance Shares granted under the Plan, the performance measure(s) to be used for purposes of grants to Named Executive Officers shall be selected from among the following activities:

     (a) Total shareholder return (measured as the sum of Share appreciation and dividends declared) in relation to the Dow Jones Utilities Index.

     (b)  Return on invested capital in relation to target objectives.

     (c)  share Earnings/Earnings Growth in relation to target objectives.

     (d)  Cash Flow/Cash flow Growth in relation to target objectives.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Performance Units and/or Performance Shares which shall not qualify for the "performance-based" exemption under Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

     9.3  Earning of Performance Units/Shares.  After the applicable Performance
          -----------------------------------
Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4  Form and Timing of Payment of Performance Units/Shares.  Payment of
          ------------------------------------------------------
earned Performance Units/Shares shall be made in a single lump sum, within seventy-five (75) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shared at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     Prior to the beginning of each performance Period, participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

     Participants shall be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.8 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     9.5  Termination of Employment Due to Death, Disability, or Retirements.
          ------------------------------------------------------------------
In the event the employment of a Participant is terminated by reason of Death, Disability, or Retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

     9.6  Termination of Employment for Other Reasons.  In the event that a
          -------------------------------------------
Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company.

     9.7  Nontransferability.  Performance Units/Shares may not be sold,
          ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and lifetime only by the participant or the Participant's legal representative.

Article 10.  Bonus Stock

     The Committee shall have the right to grant other Awards which may include, without limitations, the grant of Shares based on certain conditions, the payment of cash based on performance criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

Article 11.  Beneficiary Designation

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 12.  Deferrals

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of (1) the exercise of an Option or SAR, (2) the lapse or waiver of restrictions with respect to Restricted Stock, or (3) the satisfaction of any requirements or goals with respect to Performance Units/Shares, or Bonus Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 13.  Rights of Employees

     13.1  Employment.  Nothing in the Plan shall interfere with or limit in any
           ----------
way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     13.2. Participation.  No Employee shall have the right to be selected to
           -------------
receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 14.  Change in Control

     Upon the occurrence of a Change in Control, as defined in Section 2.6 unless otherwise specifically prohibited by the terms of Section 19 herein:

           (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

           (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse;

           (c) The target payout opportunity attainable under all outstanding Awards of Restricted Stock, Performance Units, Performance Shares, and Bonus Stock shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted cash payout opportunities associated with outstanding cash-based Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date; provided, however, that there shall not be an accelerated payout with respect to Awards of Restricted Stock, Performance Units, Performance Shares, or Bonus Stock which were granted less than six (6) months prior to the effective date of the Change in Control;

           (d) Subject to Article 15 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control, but not after.

Article 15.  Amendment, Modification, and Termination

     15.1  Amendment, Modification, and Termination.  The Board may at any time
           ----------------------------------------
and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     15.2. Awards Previously Granted.  No Termination, amendment, or
           -------------------------
modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 16.  Withholding

     16.1  Tax Withholding.  The company shall have the power and the right to
           ---------------
deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising out of or as a result of this Plan.

     16.2  Share Withholding.  With respect to withholding required upon the
           -----------------
exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this Section 16.2.

     (a)   Awards Having Exercise Timing Within Participants Discretion.
           ------------------------------------------------------------
           The Insider must either:

           (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

           (ii) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

     (b)   Awards Having a Fixed Exercise/Payout Schedule Which is Outside
           ---------------------------------------------------------------
           Insider's Control.  The Insider must either:
           -----------------

           (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

           (ii) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

Article 17.  Indemnification

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 18.  Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 19.  Legal Construction

     19.1  Gender and Number.  Except where otherwise indicated by the context,
           -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2  Severability.  In the event any provision of the Plan shall be held
           ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3  Requirements of Law.  The granting of Awards and the issuance of
           -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     19.4  Securities Law Compliance.  With respect to Insiders, transactions
           -------------------------
under this Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19.5  Governing Law.  To the extent not preempted by Federal law, the Plan,
           -------------
and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

                                                                         Annex B


                            Sierra Pacific Resources
               1992 Non-Employee Director Stock Plan, as Amended


1.   Purpose of the Plan
     -------------------

     The purpose of the 1992 Non-Employee Director Stock Plan is to provide ownership of the Company's Stock to non-employee members of the Board of Directors in order to improve the Company's ability to attract and retain highly-qualified individuals to serve as directors of the Company; to provide competitive compensation for Board service and to strengthen the commonality of interest between directors and shareholders.

2.   Definitions
     -----------

     When used herein, the following terms shall have the respective meanings set forth below:

     (a) "Annual Retainer" means the annual retainer payable to all Non-employee Directors (exclusive of any per meeting fees or expenses reimbursements).

     (b) "Annual Meeting of Stockholders" means the annual meeting of stockholders of the Company or any Participating Company at which directors of the Company or the Participating Company, as the case may be, are elected.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Committee" means a committee whose members meet the requirements of
Section 4(a) hereof, appointed from time to time by the Board to administer the Plan.

     (e) "Common Stock" means the common stock, $1.00 par value, of the Company.

     (f) "Company" means Sierra Pacific Resources, a Nevada corporation, and any successor corporation.

     (g) "Employees" means any officer or employee of the Company or of any Subsidiary (whether or not such Subsidiary participates in the Plan).

     (h) "Non-employee Director" or "Participant" means any person who is elected or appointed to the Board of Directors of any Participating Company and who is not an Employee.

     (i) "Participating Company" means the Company and any Subsidiary of the Company whose participation in the Plan has been approved by both the Company's and such subsidiary's board of directors.

     (j) "Plan" means the Company's 1992 Non-employee Director Stock Plan as set forth herein, as it may be amended from time to time.

     (k) "Plan Year" means the period commencing on the effective date of the Plan and ending the next following December 31 and thereafter the calendar year.

     (l) "Stock Payment" means the fixed portion of the Annual Retainer to be paid to Non-employee Directors in shares of Common Stock rather than cash for services rendered as a director of a Participating Company as provided in
Section 6 hereof including that portion of the Stock Payment resulting from the election specified in Section 7 hereof.

     (m) "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company, as that term is defined in Section 424(f) of the Internal Revenue Code of 1986.

3.   Shares of Common Stock Subject to the Plan
     ------------------------------------------

     Subject to adjustment as provided in Section 10 below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 150,000 shares. The Common Stock to be issued under the Plan will be made available from authorized but unissued shares of Common Stock, and the Company shall set aside and reserve for issuance under the Plan said number of shares.

4.   Administration of the Plan
     --------------------------

     (a) The Plan will be administered by the Committee, which will consist of three or more persons who are not eligible to participate in the Plan. Members of the Committee need not be members of the Board. The Company shall pay all costs of administration of the Plan.

     (b) Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company, each Participating Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law, including securities laws. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote at a meeting of the Committee (at which members may participate by telephone) or by the unanimous written consent of its members.

     (c) Neither the Company, nor any other Participating Company, nor any representatives, employees or agents of any Participating Company, nor any member of the Board or the Committee will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan in the absence of willful misconduct or gross negligence.

5.   Participation in the Plan
     -------------------------

     (a) All Non-employee Directors shall participate in the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

     (b) No Non-employee Director shall be eligible for a Stock Payment if, at the time said Stock Payment will otherwise be made, such Non-employee Director owns (or is deemed to own) directly or indirectly, shares of Common Stock representing more than five percent of the total combined voting power of all classes of stock of the Company. The compensation, if any, of such directors shall be determined by the Board.

6.   Determination of Annual Retainers and Stock Payments
     ----------------------------------------------------

     (a) The Board shall determine the Annual Retainer for all Non-employee Directors of the Company and all Participating Companies.

     (b) Each director of one or more Participating Companies who is a Non-employee Director immediately following the date of the Annual Meeting of Stockholders of one or more Participating Companies shall receive a Stock Payment as a portion of the Annual Retainer payable to such director as provided in the Plan for serving in such capacities. The number of shares to be issued to each Participant as a Stock Payment shall be determined by dividing the applicable Market Price into the amount of the Annual Retainer payable to such Participant in excess of $10,000; provided, however, that no fractional shares
                                  --------  -------
shall be issued (cash shall be paid in lieu thereof). The "Market Price" of Common Stock issued by the Company under the Plan shall be the average daily high and low sale prices of the Common Stock on the composite tape for stocks listed on the New York Stock Exchange for all trading days during the calendar month preceding the date of the applicable Annual Meeting of Stockholders of the Company. Such Market Price shall be used to determine the number of shares of Common Stock to be issued to Non-employee Directors of all Participating Companies for the current year. Certificates evidencing the shares of Common Stock constituting Stock Payments shall be registered in the respective names of the Participants and shall be issued, together with a cash payment for any fractional share, to each Participant as soon as practicable following the respective Annual Meeting of Stockholders. The cash portion of the Annual Retainer shall be paid to Non-employee Directors at such times and in such manner as may be determined by the Board.

     (c) No Non-employee Director shall be required to forfeit or otherwise return to the Company any shares of Common Stock issued to him or her as a Stock Payment pursuant to the Plan (including any shares of Common Stock received as a result of an election under Section 7) notwithstanding any change in status of such Non-employee Director which renders him or her ineligible to continue as a Participant in the Plan. Any person who is a Non-employee Director immediately following the date of the respective Participating Company's Annual Meeting of Stockholders shall be entitled to receive a Stock Payment as a portion of the applicable Annual Retainer notwithstanding any change in status of such Non-employee Director which renders such director ineligible to continue participation in the Plan prior to delivery of certificates evidencing shares of Common stock.

7.   Election to Increase Amount of Stock Payment
     --------------------------------------------

     In lieu of receiving the cash portion of his or her Annual Retainer, a Participant may make a written election to reduce such Annual Retainer by a specified dollar amount and have such amount applied to purchase additional shares of Common Stock of the Company. The election shall be made on a form provided by the Committee and must be returned to Committee prior to the earlier of (i) six months prior to the Annual Meeting of Stockholders of the Company or the Participating Company, as the case may be, or (ii) the first day of the Plan Year to which the election relates. The election form shall state the amount by which the Participant desires to reduce the cash portion of his or her Annual Retainer, which amount shall be advanced by the Participating Company to the date that the Stock Payment is to be made under this Plan and shall be applied toward the purchase of Common Stock on the same date that the Stock Payment is determined; provided, however, that no fractional shares may be purchased. As
            --------  -------
such, any funds withheld but not able to be applied to the purchase of whole shares shall be paid to the Participant in cash. No Participant shall be allowed to change or revoke any election for the relevant year, but may change his or her election for any subsequent Plan Year.

8.   Election to Defer Receipt of Stock Payment
     ------------------------------------------

     (a) In lieu of receiving the Stock Payment following the date of the Annual Meeting of stockholders, a Participant may make a written election to defer such receipt until he ceases to be a Non-Employee Director of the Company or any Subsidiary or until such other date as shall be specified on the election form and approved by the Committee. The election shall be made on a form provided by the

Committee and must be returned to the Committee prior to the earlier of (i) six months prior to the Annual Meeting or Stockholders of the Company or the Participating Company, as the case may be, or (ii) the first day of the Plan Year to which the election relates. No Participant shall be allowed to change or revoke any election for the relevant year, but may change his or her election for any subsequent Plan Year.

     (b) A Participant who has elected to defer the receipt of the Stock Payment shall be an unsecured creditor of the Company with respect to the amount of the deferral and not a shareholder of the Company with respect to the shares of Common Stock which have been deferred. A Participant who has elected to defer the receipt of the Stock Payment shall not be entitled to cash dividends or the right to vote such shares. However, the Company shall pay to such Participant as additional compensation and not as a dividend the amount of any cash dividends which would have been paid to such Participant had he or she then been the owner of the shares of Common Stock which have been deferred.

     (c) A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe) to receive, in the event of the death of such Participant, undelivered shares of Common Stock. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation or beneficiary under the Plan shall be controlling; provided, however, that if the Committee shall be in doubt as to
             --------  -------
the right of such beneficiary to receive any such shares, the same may be delivered to the legal representatives of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

9.   Stockholder Rights
     ------------------

     Non-employee Directors shall not be deemed for any purpose to be or have rights as stockholders of the Company with respect to any shares of Common Stock except as and when such shares are issued and then only from the date of the certificate therefor. No adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such stock certificate.

10.  Adjustment For Changes in Capitalization
     ----------------------------------------

     If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization or recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding, and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded down to the nearest whole share.

11.  Continuation of Director or Other Status
     ----------------------------------------

     Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company or any other Participating Company, as the case may be, will retain a Non-employee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of a Participating Company to terminate a Participant in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a Participant under the Plan.

12.  Compliance With Government Regulations
     --------------------------------------

     Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules, and regulations, by any regulatory agencies, or by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.

13.  Nontransferability of Rights
     ----------------------------

     No Participant shall have the right to assign the right to receive any Stock Payment or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Stock Payment (prior to the issuance of stock certificates evidencing such Stock Payment) or any such right or interest.

14.  Amendment of Termination of Plan
     --------------------------------

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the company:

          (i) Change the class of persons eligible to receive Stock Payment under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan;

          (ii) Materially increase the benefits accruing to Participants under the Plan; or

          (iii) Increase the number of shares of Common Stock which may be issued under the Plan (except for adjustments as provided in Section 10 hereof).

     (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligations under any Stock Payment previously granted under the Plan to such Participant, unless such amendment, suspension or termination is required by applicable law.

     (c) Notwithstanding the foregoing, the Board may, without further action by the stockholders of the Company, amend the Plan or modify Stock Payments under the Plan (i) in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan, or (ii) to comply with stock exchange rules or requirements.

     (d) Notwithstanding the foregoing, any provision of the Plan that either states the amount and price of securities to be issued under the Plan and specifies the price and timing of such issuances, or set forth a formula that determines the amount, price and timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     15.  Governing Law
          -------------

          The laws of the State of Nevada shall govern and control the interpretation and application of the terms of the Plan.

     16.  Effective Date and Duration of the Plan
          ---------------------------------------

          This Plan will become effective upon (a) adoption by the Board, and
(b) approval by the affirmative votes of the holders of the majority of the stock of the Company present, or represented, and entitled to vote at a duly held meeting of the stockholders of the Company; provided, however, that no
                                                 --------  -------
shares of Common Stock shall be issued or issuable under the Plan unless and until the Company receives a satisfactory opinion from counsel addressing such matters as the Board or the President of the Company may deem necessary or desirable. Unless previously terminated by the Board, the Plan will terminate on December 31, 2001.

                                                                    Annex C

                           Sierra Pacific Resources
                         Employee Stock Purchase Plan
                              Restatement No. 1,
                                  as Amended


1.   Purpose
     -------

     Sierra Pacific Resources (the "Company") established the Sierra Pacific Resources Employee Stock Purchase Plan (the "Plan"), which was effective originally on June 14, 1984 and has been restated in its entirety for the purpose of providing eligible employees of the Company and any subsidiary thereof with the opportunity to become stockholders of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with Section 423 of the Code. The Plan is a continuation of an employee stock purchase plan previously maintained by Sierra Pacific Power Company, which corporation became a wholly-owned subsidiary of Sierra Pacific Resources on May 31, 1984.

2.   Definitions
     -----------

     (a)  Regular Base Pay means regular straight time earnings, but excludes
          ----------------
payments for overtime, shift premiums, incentive compensation, bonuses and other special payments. However, in the case of an Employee paid on a salary or commission basis, Regular Base Pay will also include an amount equal to the average of his commissions in his payroll period during the six (6) months preceding the current Payment Period, as that term is defined in Paragraph 4.

     (b)  Board means the Board of Directors of Sierra Pacific Resources (the
          -----
"Company").

     (c)  Committee means the Employee Stock Purchase Plan Committee appointed
          ---------
 by the Board to administer the Plan in accordance with Paragraph 20.

     (d)  Employee means any person (including directors who are also employees
          --------
or officers) who is customarily employed for more than 20 hours per week and more than five (5) months in a calendar year by one or more Employers.

     (e)  Employer means the Company and each of its Subsidiaries that has
          --------
elected, by action of its board of directors, to participate in the Plan and whose participation in the Plan has been approved by the Board.

     (f)  Offering means each offering of rights to purchase Shares to eligible
          --------
Employees pursuant to this Plan.

     (g)  Subsidiary means any corporation that is a "subsidiary corporation" of
          ----------
the Company, as that term is defined in Section 424(f) of the Code.

3.   Shares of Common Stock
     ----------------------

     The maximum number of shares of the Common Stock, $1.00 par value, of the Company (the "Shares") which are available for sale under the Plan during the term of the Plan includes 200,162 Shares that were available as of June 14, 1984 when the Plan was originally adopted by the Company as a continuation of a stock purchase plan previously maintained by Sierra Pacific Power Company, a wholly-owned Subsidiary of the Company; 700,000 Shares made available pursuant to this restated Plan, totaling 900,162 Shares in the aggregate available for sale under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 7. Either authorized, unissued Shares or Shares heretofore or hereafter reacquired by the Company may be made subject to options under this Plan.

4.   Eligibility
     -----------

     (a) All Employees of the Company, regardless of their position or rate of pay, may participate in the Plan except Employees who, at the beginning date of the Payment Period, had not completed six (6) months service with the Company or a Subsidiary thereof.

     (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to purchase Shares under the Plan

          (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

          (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

For purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual, and stock which an individual may purchase under outstanding options shall be treated as stock owned by such individual.

5.   Payment Periods
     ---------------

     The six-month periods, June 1 to November 30 and December 1 to May 31, shall be the "Payment Periods" during which payroll deductions will be accumulated under the Plan. Each Payment Period includes all pay days falling within it; provided, however, that the Payment Period which otherwise would have commenced December 1, 1991 shall not commence, and no options shall be granted for such Payment period, until the first day of the calendar month following the date on which all governmental or other filings made necessary by the amendment and restatement of this Plan by the Company become effective. The first day of each Payment Period shall be the "Offering Commencement Date" and the last day of each Payment Period shall be the "Offering Exercise Date."

6.   Granting Stock Options
     ----------------------

     (a) Twice each year, on the Offering Commencement Date, the Company will grant to each eligible Employee who is then a participant in the Plan an option to purchase on the Offering Exercise Date of such Payment Period at the "Option Price" hereinafter set forth such number of full Shares reserved for the purpose of the Plan as his accumulated payroll deductions on the Offering Exercise Date will pay for at such Option Price; provided and on condition that such Employee remains eligible to participate in the Plan throughout such Payment Period.

     (b) The "Option Price" per Share for each Payment Period shall be the lesser of: (1) 90% of the closing price for such stock as shown on the composite tape on the Offering Commencement Date, or on the last preceding day such quotations are available; or (2) 100% of the closing price for such Shares as shown on the composite tape on the Offering Exercise Date or on the last preceding day such quotations are available, but in no event will the Option Price be less than the par value of such Shares.

     (c)  No offering shall be for longer than twenty-seven (27) months.

7.   Changes in Capitalization; Merger or Consolidation
     --------------------------------------------------

     In the event of an increase or decrease in the number of outstanding shares of Common Stock of the Company through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Price per Share provided for under Paragraph 6 of the Plan, either by a proportionate increase in the number of shares and a proportionate decrease in the Option Price per Share, or by a proportionate decrease in the number of Shares and a proportionate increase in the Option Price per Share, as may be required to enable an eligible Employee who is then a participant in the Plan and by whom an option is exercised on the last day of any then current Payment Period to acquire such number of full Shares as his accumulated payroll deductions on such date will pay for at the adjusted Option Price.

8.   Exercise of Option
     ------------------

     Each eligible Employee who continues to be a participant in the Plan on the Offering Exercise Date shall be deemed to have exercised his option on such Offering Exercise Date pursuant to the terms of Paragraph 6(b) of the Plan. In the event the Option Price is determined pursuant to Paragraph 6(b)(1), a participant shall be deemed to have purchased from the Company such number of full Shares reserved for the purpose of the Plan as his accumulated payroll deductions on such date will pay for at such Option Price.

9.   Purchase of Stock in Open Market
     --------------------------------

     In the event that on the Offering Exercise Date, the Option Price is calculated pursuant to Paragraph 6(b)(2), then in lieu of issuing to participants Shares reserved for the purpose of the Plan the Company is authorized to and will purchase for the account of each participant in the open market promptly thereafter such number of full Shares as his accumulated payroll deductions will pay for at such Option Price. The Company will pay the brokerage commissions on such open market purchases.

10.  Unused Payroll Deductions
     -------------------------

     Only full Shares may be purchased under the Plan. Any balance remaining in an Employee's accumulated payroll deduction account after exercise of an Option will be reported to the participant and will be carried forward to the next Payment Period unless the participant elects to withdraw from the Plan.

11.  Authorization for Entering Plan
     -------------------------------

     (a) An Employee may participate in the Plan effective at the beginning of the next succeeding Payment Period by filling out, signing and delivering to the Company Payroll Accounting office an Authorization:

          (i)   stating the amount to be deducted regularly from his pay;

          (ii) authorizing the purchase of Shares for him in each Payment Period; and

          (iii) specifying the exact name in which Shares purchased for him is to be issued as provided under Paragraph 13 hereof.

     Such Authorization must be received by the Payroll Accounting office at least ten (10) days before the offering Commencement Date of such next succeeding Payment Period.

     Unless an Employee files a new Authorization or withdraws from the Plan, his deductions and purchases under the Authorization he has on file under the Plan will continue as long as the Plan remains in effect.

     The Company will accumulate and hold for the Employee's account the amounts deducted from his pay but shall not be obligated to segregate such payroll deductions and no interest will be paid thereon.

     (b) An Employee may authorize payroll deductions in any even dollar amount up to but not more than 15% of his Regular Base Pay.

     (c) Deductions may be increased or decreased only at the beginning of a Payment Period. A new Authorization will be required and must be received by the Payroll Accounting office at least ten (10) days before the beginning date of the Payment Period.

12.  Withdrawal from the Plan
     ------------------------

     An Employee may withdraw from the Plan, in whole but not in part, at any time prior to the Offering Exercise Date by forwarding a Withdrawal Notice to the Committee, in which event the Committee will promptly refund the entire balance of his deductions not theretofore used by him to purchase stock under the Plan, without interest, and no further payroll deductions will be made from such Employee's Regular Base Pay.

     An Employee who withdraws from the Plan is like an employee who has never entered the Plan. To re-enter, he must file a new Authorization which cannot, however, become effective before the beginning of the next Payment Period following his filing such Authorization. However, an officer or director of the Company or any Subsidiary who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Act") and who withdraws from the Plan pursuant to this Paragraph 12, may not participate in the Plan for at least six months from the date of such withdrawal.

13.  Issuance of Stock Certificates
     ------------------------------

     Certificates for Shares acquired pursuant to the Plan shall be issued to participants and delivered as soon as practicable after such issue. However, for the Payment Period ended November 30, 1991, no stock will be issued to participants until all governmental and other filings made necessary by the adoption of this amendment and restatement of the Plan by Sierra Pacific Resources shall have become effective.

     Stock purchased under the Plan will be issued only in the name of the Employee, or if his Authorization so specified, in the name of the Employee and another person of legal age as joint tenants.

14.  Transfer or Assignment of Employee's Rights
     -------------------------------------------

     An Employee's rights under the Plan and the payroll deductions credited to him belong to him alone and may not be pledged, transferred or assigned to or availed of by any other person, other than by will or the laws of descent and distribution, or a designation of beneficiary as provided in Paragraph 22 of the Plan. Any attempted assignment, transfer, pledge, or other disposition thereof shall be without effect, except that the Company or any Subsidiary thereof may treat such act as an election to withdraw from the Plan by such Employee in accordance with Paragraph 12.

15.  Termination of Employee's Rights
     --------------------------------

     An Employee's rights under the Plan will terminate when he ceases to be an Employee because of retirement, resignation, layoff, discharge, death, or for any other reason. A Withdrawal Notice will be considered as having been received from the Employee on the day his employment ceases, and all payroll deductions not used to purchase stock will be refunded to the participant.

     If an Employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him on the day the interruption occurs.

     Upon termination of the participant's employment because of death, the participant's beneficiary as provided herein shall have the right to elect, by written notice given to the Committee or other person designated by the Committee prior to the expiration of the period of thirty (30) days commencing with the date of the death of the participant, either (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan, without interest, or (ii) to exercise the participant's option for the purchase of Shares on the Offering Exercise Date next following the date of the participant's death for the purchase of the number of full Shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account (in lieu of fractional Shares) will be returned to said beneficiary, without interest. In the event that no such written notice of election shall be duly received by the Committee or person designated by the Committee, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary, without interest.

16.  Termination and Amendments to Plan
     ----------------------------------

     The Plan may be terminated at any time by the Company's Board of Directors, without notice. The Plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time Shares of stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded to the participants, without interest.

     The Board of Directors also reserves the right to amend the Plan from time to time, in any respect, in order to meet changes in legal requirements of for any other reason. However, no amendment to the Plan shall, without the approval of the shareholders of the Company, increase the total number of Shares which may be offered under the Plan, materially alter the requirement for participation in the Plan, or materially increase the benefits accruing to participants in the Plan. In no event may the Plan be amended more frequently than once each six (6) months, other than to comport with changes in the Code or such other applicable law.

17.  Limitations on Sale of Shares Purchased under the Plan
     ------------------------------------------------------

     The Plan is intended to provide an opportunity to purchase Shares for investment and not for resale. The Company does not, however, intend to restrict or influence any Employee, other than Employees who are subject to
Section 16(b) of the Act in the conduct of his own business affairs. However, Employees of the Company or any Subsidiary who are subject to Section 16(b) of the Act may not dispose of Shares acquired pursuant to the Plan within six months of the date of acquisition thereof. Notwithstanding the foregoing, an Employee not subject to Section 16(b) of the Act may sell Shares purchased under the Plan at any time; provided, however, that because of certain federal tax requirements, each Employee will agree by entering the Plan, to promptly give the Company notice of any such Shares disposed of within eighteen months of its purchase showing the number of such Shares disposed of and the date purchased by him. An Employee who is subject to Section 16(b) of the Act may be liable for the short-swing profit tax associated with the sale of Shares acquired under the Plan if transacted within six months of such acquisition. Each Employee shall agree by participation in the Plan that all restrictions on transfer of Shares acquired pursuant to the Plan may be indicated on certificates issued to Employees to whom such restrictions apply.

18.  Company's Contribution to Plan
     ------------------------------

     The Company's contribution toward the Plan will consist of making its Shares reserved for the purposes of the Plan available for the purchase by Employees at less than the market price and of bearing all costs of administering and carrying out the Plan including brokerage commissions on stock purchased for participants in the open market.

19.  Certain Reservations
     --------------------

     It is intended that the Plan comply with applicable requirements of pertinent federal and other laws, and that it conform with limitations imposed by the Company's stockholders.

20.  Administration of the Plan
     --------------------------

     The Plan shall be administered by the Employee Stock Purchase Plan Committee (the "Committee") appointed by the Board consisting of at least three members of which two may be members of the Board. The interpretation and construction of any provisions of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board. Determinations made by the Committee and approved by the Board with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company, each Subsidiary, and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Board.

21.  Optionees not Stockholders
     --------------------------

     Neither the granting of an option to an Employee nor the deductions from his pay shall constitute such Employee a stockholder of the shares covered by an option until such Shares have been purchased by such Employee.

22.  Designation of Beneficiary
     --------------------------

     A participant may file a written designation of a beneficiary who is to receive any cash held in his payroll deduction account in the case of such participant's death. Such designation of beneficiary may be changed by a participant at any time by written notice to the Committee. Upon the death of a participant and upon receipt by the Committee of proof of the identity and existence at the time of the participant's death of a beneficiary validly designated under the Plan, the Company shall deliver either such cash allocable to a participant as of his date of death or Shares, pursuant to Paragraph 15, to his designated beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such cash to the spouse of such participant, or, in the event the participant was not married at the time of his death, then to his estate. No beneficiary shall, prior to the death of the participant by whom the beneficiary has been designated, acquire any interest in the cash credited to the participant under the Plan.

23.  Notices
     -------

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Committee.

24.  Approval of Stockholders
     ------------------------

     The Plan became effective as of the original date it was adopted by the Board, and was approved by the stockholders within twelve (12) months after said original adoption date and has been restated, effective as of the date such restatement was adopted by the Board, subject to the approval of the stockholders of the Company at their next meeting within twelve (12) months after said date of adoption. Should an Offering Exercise Date occur before such stockholder approval is obtained, the Committee shall take such action(s) as it deems necessary to comply with applicable law or to preserve desired treatment thereunder.

SIERRA PACIFIC RESOURCES
                    This Proxy is Solicited on behalf of the Board of Directors.

The undersigned hereby appoints Michael R. Niggli, Malyn K. Malquist, and James
L. Murphy or any of them, with full power of substitution, proxies to vote all shares of Common Stock of Sierra Pacific Resources which the undersigned may be entitled to vote at the Annual Meeting of the Stockholders to be held on June 19, 2000, and at any and all adjournments thereof:

1. TO ELECT THE MEMBERS OF THE BOARD OF DIRECTORS.

   For all nominees listed below                     Withhold authority to vote
   (except as written to the contrary below) [_]     for all nominees [_]


      Edward P. Bliss    Mary Lee Coleman   Theodore J. Day    Jerry E. Herbst

(INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name on the space provided below.)
--------------------------------------------------------------------------------

                                                         For Against Abstain
2. AMENDMENT TO THE EXECUTIVE LONG-TERM INCENTIVE PLAN.  [_]   [_]     [_]
3. AMENDMENT TO 1992 NON-EMPLOYEE DIRECTOR STOCK PLAN.   [_]   [_]     [_]
4. AMENDMENT TO RESTATEMENT NO. 1 TO THE EMPLOYEE STOCK
   PURCHASE PLAN.                                        [_]   [_]     [_]
5. WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER
   BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



                          (CONTINUED FROM OTHER SIDE)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEMS 2, 3, AND 4.

                                      Please sign below exactly as your name
                                      appears on this card, including the
                                      title "Executor", "Trustee", etc., if
                                      the same is indicated. When stock is
                                      held by a corporation, this proxy should be executed by an authorized officer thereof.


                                      -----------------------------------------
                                      Signature


Dated: _______________ , 2000         -----------------------------------------
 Please mark, sign, date and          Signature if held jointly
 return the proxy card using
 the enclosed envelope.